UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

Voya Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2018

Voya Investors Trust		Voya Variable Insurance Trust
■ VY®	BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S	■ VY®	Goldman Sachs Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	9
Report of Independent Registered Public Account Firm	10
Statements of Assets and Liabilities	11
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Summary Portfolios of Investments (“Portfolio of Investments”)	32
Tax Information	59
Trustee and Officer Information	60
Advisory and Sub-Advisory Contract Approval Discussion	64

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for each Portfolio. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Setting Sail for the New Year

Dear Shareholder,

The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.

As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.

We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
December 31, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned –8.71% for the year ended December 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and

3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)
U.S. Treasury Obligations	51.8%
Corporate Bonds/Notes	26.5%
U.S. Government Agency Obligations	13.1%
Foreign Government Bonds	7.0%
Purchased Options	0.5%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
*	Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, Portfolio Managers* of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class I shares provided a total return of –1.75% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned –1.26% for the same period.

Portfolio Review: Tactically trading U.S. nominal duration contributed to positive performance throughout the year, as the nominal yield curve continued to flatten to new lows since mid-2007 and as higher yields in the front-end offered what we believed were attractive opportunities through to the early third quarter of 2018. The U.S. Federal Reserve Board’s (“Fed”) well-communicated and steady path of rate hikes in 2018 contributed to the flattening of the curve. Long U.S. inflation vs. European inflation positioning benefited performance as U.S. inflation expectations outperformed that of Europe from the first half of 2018 and into the third quarter of 2018, supported by firming CPI data, hawkish rhetoric from Federal Open Market Committee (“FOMC”) members, and unprecedented fiscal stimulus. Relative value positioning between long front-end Canadian nominal rates vs. the U.S. benefited performance, particularly in February and September. The exposure reflected the team’s views that too many rate hikes were priced in by the Bank of Canada, with the positioning supporting performance around the weakness in Canadian earnings and full-time employment data experienced in the third quarter.

In the second half 2018, short UK inflation exposure (both outright and cross-market) detracted from performance, as a divisive Parliament, mixed headlines around ongoing EU-UK negotiations, and the looming threat of a “no-deal” Brexit helped push inflation expectations higher. Idiosyncratic factors around Brexit and sustained fears around Brexit led the pound weaker and inflation expectations higher, with the 5-year/5-year UK inflation expressions trading near the highs of its 5-year range. Further detracting from performance was the Portfolio’s Japanese nominal curve steepening, as the yield curve flattened on continued dovishness from the Bank of Japan and the slowing pace of price inflation. With West Texas Intermediate crude oil falling below $50 for the time in over a year, long breakeven exposure detracted from performance, particularly in France and New Zealand in the fourth quarter of 2018. The Portfolio’s allocation to spread sectors including investment-grade credit detracted, as credit spreads widened over the period (particularly in Q4).

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.375%, 01/15/27	6.1%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	4.5%
Freddie Mac, 2.375%, 01/13/22	4.2%
United States Treasury Inflation Indexed Bonds, 0.500%, 01/15/28	3.2%
United States Treasury Inflation Indexed Bonds, 1.000%, 02/15/48	3.0%
Fannie Mae, 2.625%, 09/06/24	3.0%
United States Treasury Inflation Indexed Bonds, 0.250%, 01/15/25	3.0%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	2.9%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/26	2.6%
United States Treasury Inflation Indexed Bonds, 1.375%, 02/15/44	2.5%
Portfolio holdings are subject to change daily.

Market Overview: Market conditions throughout 2018 were heavily impacted by geo-political uncertainty. Increased demand for safe-haven assets in the mid-second quarter of 2018 around the fiscal uncertainty in Italy and Turkey, as well as the trade escalation between the U.S., its NAFTA allies, the European Union, and China led to a rally in global rates. Reversing trend in the third quarter of 2018, U.S. Treasury yields notched highs of ˜3.10% as evolving trade discussions, hawkish speeches from FOMC members, and continued levels of elevated supply pushed yields higher. Above-trend U.S. growth continued throughout 2018, with the unemployment rate reaching its lowest levels since 1969. The fourth quarter was marked by a sell-off in rates to seven-year highs early on, but later retraced as tightening financial conditions, sustained U.S.-China tensions, and elevated levels of geo-political uncertainty saw global rates rallying to end the year. In November, Italian-bond spreads hit their highest level since 2013 around news that the European Commission (“EC”) rejected Italy’s fiscal budget in October, though retraced in December as the Italian government struck a deal with the EC and the Parliament officially passed a re-drafted budget that seeks to cut the country’s deficit to 2.04% of GDP in 2019. The European Central Bank left interest rates unchanged throughout the year, but announced the end of its quantitative easing program. In the UK, Brexit negotiations dominated headlines, with Prime Minister Theresa May delaying the Parliamentary vote for the proposed Brexit Withdrawal Agreement until January 2019 as she continues to rally support after surviving the vote of confidence against her in December.

Current Strategy and Outlook: U.S.: The team believes the U.S. will continue to lead the global economic expansion, with measures of slack firming and the rate

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

of unemployment at decade-lows. We believe U.S. growth to moderate from its current pace however, as tighter market factors constrain growth given the fading impact of fiscal stimulus and the cumulative impact of trailing rate hikes. Despite recent dovish rhetoric from FOMC members in November/December, we believe the Fed will continue on its well-communicated path of policy normalization. In our opinion, headline inflation is expected to cool around 1.50% year-over-year in early 2019 as base effects from energy weakness weighs on CPI before moving to as high as 2.0%, while core inflation is expected to fluctuate between 2.10%-2.30% year-over-year by year-end. The team maintains its relative value position between long U.S. inflation relative to the UK, and favors long U.S. nominal exposure relative to German bunds.

Europe (incl. UK) — Although growth in the European Union remains relatively firm, economic dispersion between individual EU countries could weigh on Euro area growth, in our view. In our opinion, market volatility around Brexit developments, shifts in political leadership, and a worsening export outlook are all downside risks to European economic expansion. We believe that the Euro area fiscal impulse is expected to peak in 2019, and gradually peter out. Therefore, despite the downside risks stemming from geo-political uncertainty; rising wages and unit labor costs, along with a pick-up in alternative core measures of inflation suggest that above-trend growth should be triggering a build-up of underlying inflationary pressures by year-end, although at low levels, in our opinion. The team believes the drop in energy prices to weigh on headline Harmonized Index of Consumer Prices (“HICP”) to start 2019, with Euro area inflation expected to dip lower — touching lows of 1.20-1.30% year-over-year — before rising around year-end to ˜1.50% year-over-year. We expect core HICP to move sidewise from current levels at around ˜0.97% year-over-year before gradually firming to 1.30%-1.50% year-over-year. Even as the European Central Bank has signaled for the tightening in its monetary policy stance after the summer of 2019, the central bank is likely to maintain a cautious and measured approach given the uncertainty around this macroeconomic environment. In our opinion, within the UK, sustained Brexit uncertainty is expected to continue into 2019, with the latest Financial Stability Report showing expected declines in GDP growth following the UK’s exit. The team is positioned for UK inflation to trend lower from its current elevated levels in the near-term.

In Asia Pacific — The team remains constructive on the Japanese economy, with a positive macroeconomic backdrop supporting a gradual firming in real GDP and inflation. With the unemployment rate at 30-year lows, capital expenditure higher, and the output gap positive, we expect the Bank of Japan (“BoJ”) to have increased flexibility around its Yield Curve Control policy, eventually moving towards less accommodative policy over the medium term. Uncertainty around the planned consumption tax hike in October may give the BoJ pause for a rate hike in 2019, in our opinion. The team maintains its overweight positioning in Japanese breakevens, with a pick-up in inflation expected as both structural factors (noted above) and technical factors (including past weakness in oil prices and reduced concerns around mobile phone discounts and education price declines) support a rebound in inflation.

*	Effective March 14, 2018, Martin Hagerty was removed as a portfolio manager to the Portfolio and Akiva Dickstein was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Class ADV	–2.39%	0.42%	2.38%
Class I	–1.75%	1.03%	3.01%
Class S	–2.04%	0.76%	2.72%
TIPS Index	–1.26%	1.69%	3.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VY® GOLDMAN SACHS BOND PORTFOLIO

Investment Type Allocation as of December 31, 2018 (as a percentage of net assets)
Corporate Bonds/Notes	38.4%
U.S. Government Agency Obligations	37.6%
Asset-Backed Securities	16.5%
U.S. Treasury Obligations	5.5%
Collateralized Mortgage Obligations	3.1%
Foreign Government Bonds	2.3%
Municipal Bonds	1.2%
Commercial Mortgage-Backed Securities	0.7%
Liabilities in Excess of Other Assets*	(5.3)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Goldman Sachs Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner and Michael Swell, Portfolio Managers* of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year-ended December 31, 2018, the Portfolio’s shares provided a total return of –1.65% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% for the same period.

Portfolio Review: The Portfolio’s duration and yield curve strategy contributed to performance over the period, driven by tactical U.S. duration positioning. The Portfolio’s duration and yield curve strategy is implemented by futures.

The Portfolio’s country strategy contributed to performance, driven by long positions in European interest rates versus short UK and Swedish interest rates. These gains were partially offset by long positions in U.S. interest rates versus short UK and European interest rates. The Portfolio’s currency strategy detracted from performance, driven by long positions in the Argentine peso, Swedish krona and Australian dollar. These losses were partially offset by a short position in the euro and a long position in the Norwegian krone. The country and currency strategies use swaps, futures and forwards to implement relative value trades.

Cross sector positioning detracted from performance, driven by allocations to corporate credit, collateralized loan obligations and residential mortgage credit. An overweight to emerging market debt was an additional headwind for performance. These losses were partially offset by the Portfolio’s exposure to government/swaps and an underweight to agency mortgage-backed securities (“MBS”).

Top Ten Holdings as of December 31, 2018* (as a percentage of net assets)
Fannie Mae, 4.500%, 01/25/39	12.3%
Ginnie Mae, 4.500%, 07/20/48	5.8%
Ginnie Mae, 4.500%, 08/20/48	3.2%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	2.5%
Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/19	2.2%
Ginnie Mae, 4.500%, 10/20/48	2.1%
Ginnie Mae, 5.000%, 01/01/49	1.6%
Ginnie Mae, 4.000%, 10/20/43	1.3%
CBAM 2018-5A A Ltd., 3.469%, 04/17/31	1.1%
Saranac CLO Ltd 2014-2A A1AR, 3.875%, 11/20/29	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Security selection strategies contributed to performance over the quarter, driven by selections of Puerto Rican municipal debt, as well as a down in quality bias within corporate credit. These gains were partially offset by selections of emerging market debt from Argentina, Venezuela and China. Selections of MBS within the securitized sector and selections of government debt further detracted from performance.

Current Strategy and Outlook: We expect global growth to moderate in 2019 as the pace of the expansion in key economies gravitates toward trend. However, we also expect the elongated post-crisis expansion to continue and we believe concerns around a near-term recession are premature. We have scaled back our U.S. Federal Reserve Board (“Fed”) tightening expectations for 2019 from three to two rate hikes. This is consistent with the median policymaker projection unveiled at the December Federal Open Market Committee meeting. We also believe a pause in the near-term Fed hiking path.

*	Effective January 1, 2019, Mr. Beinner no longer serves as a portfolio manager for the Portfolio and Ashish Shah has been added as a portfolio manager. Jonathan Beinner will be retiring from Goldman Sachs Asset Management, L.P. on March 31, 2019.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® GOLDMAN SACHS BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	Since Inception February 20, 2015
VY® Goldman Sachs Bond Portfolio	–1.65%	1.07%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	1.61%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Goldman Sachs Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/

or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$ 979.30	1.14%	$5.69	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	982.40	0.54	2.70	1,000.00	1,022.48	0.54	2.75
Class S	1,000.00	981.30	0.79	3.95	1,000.00	1,021.22	0.79	4.02
VY® Goldman Sachs Bond Portfolio
	$1,000.00	$1,005.30	0.58%	$2.93	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Trustees
Voya Investors Trust and Voya Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® Goldman Sachs Bond Portfolio (the Funds), each a series of Voya Investors Trust and Voya Variable Insurance Trust, respectively, including the summary portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2019

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
ASSETS:
Investments in securities at fair value*	$235,918,446	$204,448,676
Short-term investments at fair value**	2,735,840	19,369,335
Cash collateral for futures	64,898	897,992
Cash collateral for centrally cleared swaps (Note 2)	1,664,490	1,226,064
Cash pledged as collateral for OTC derivatives (Note 2)	—	260,000
Foreign currencies at value***	249,759	116,121
Foreign cash collateral for futures****	4,971	14,745
Receivables:
Investment securities and currencies sold	1,647,913	3,714,762
Investment securities sold on a delayed-delivery or when-issued basis	—	18,442,539
Fund shares sold	27,893	73,112
Dividends	4,328	33,619
Interest	1,313,396	1,268,660
Unrealized appreciation on forward foreign currency contracts	171,440	453,347
Upfront payments paid on OTC swap agreements	—	26,061
Unrealized appreciation on OTC swap agreements	1,242,849	—
Prepaid expenses	1,966	1,027
Reimbursement due from manager	—	20,479
Other assets	19,336	4,123
Total assets	245,067,525	250,370,662

LIABILITIES:
Payable for investment securities and currencies purchased	652,984	1,960,790
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	38,156,484
Payable for fund shares redeemed	2,843,980	6,890,665
Sales commitmentsˆˆ	—	8,212,443
Unrealized depreciation on forward foreign currency contracts	169,016	533,412
Upfront payments received on OTC swap agreements	—	1,092
Unrealized depreciation on OTC swap agreements	—	149,725
Variation margin payable on centrally cleared swaps	47,924	3,566
Cash received as collateral for OTC derivatives (Note 2)	1,400,000	20,000
Payable for investment management fees	103,137	85,326
Payable for distribution and shareholder service fees	56,066	—
Payable to trustees under the deferred compensation plan (Note 6)	19,336	4,123
Payable for trustee fees	1,889	1,059
Other accrued expenses and liabilities	94,679	193,376
Written options, at fair valueˆ	1,119,435	—
Total liabilities	6,508,446	56,212,061
NET ASSETS	$238,559,079	$194,158,601

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$324,427,044	$200,057,085
Total distributable loss	(85,867,965)	(5,898,484)
NET ASSETS	$238,559,079	$194,158,601

* Cost of investments in securities	$239,806,943	$207,197,616
** Cost of short-term investments	$2,735,840	$19,370,050
*** Cost of foreign currencies	$249,478	$124,610
**** Cost of foreign cash collateral for futures	$4,971	$14,745
ˆ Premiums received on written options	$1,063,063	$—
ˆˆ Proceeds receivable from sales commitments	$—	$8,149,180

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
Class ADV
Net assets	$44,034,960	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,932,154	n/a
Net asset value and redemption price per share	$8.93	n/a

Class I
Net assets	$40,731,456	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,400,221	n/a
Net asset value and redemption price per share	$9.26	n/a

Class S
Net assets	$153,792,663	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	16,748,902	n/a
Net asset value and redemption price per share	$9.18	n/a

Portfolio(1)
Net assets	n/a	$194,158,601
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	19,945,406
Net asset value and redemption price per share	n/a	$9.73

(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio

INVESTMENT INCOME:
Dividends	$145,509	$273,400
Interest, net of foreign taxes withheld*	9,850,637	6,479,789
Securities lending income, net	—	2,040
Total investment income	9,996,146	6,755,229

EXPENSES:
Investment management fees	1,988,867	1,059,386
Distribution and shareholder service fees:
Class ADV	285,406	—
Class S	395,040	—
Transfer agent fees	654	2,170
Shareholder reporting expense	22,680	14,504
Professional fees	58,746	68,980
Custody and accounting expense	80,040	337,900
Trustee fees	15,111	8,475
Miscellaneous expense	19,507	13,701
Interest expense	69	8
Total expenses	2,866,120	1,505,124
Waived and reimbursed fees	(151,111)	(271,640)
Net expenses	2,715,009	1,233,484
Net investment income	7,281,137	5,521,745

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,483,015)	(3,618,325)
Forward foreign currency contracts	450,479	(2,083,999)
Foreign currency related transactions	93,575	37,702
Futures	(228,678)	(1,503,644)
Swaps	3,264,143	(104,862)
Written options	295,728	—
Net realized loss	(2,607,768)	(7,273,128)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,346,844)	(2,726,658)
Forward foreign currency contracts	271,503	(555,073)
Foreign currency related transactions	(4,364)	(10,427)
Futures	356,170	549,795
Swaps	(4,294,743)	824,256
Written options	(782,806)	—
Sales commitments	—	(64,253)
Net change in unrealized appreciation (depreciation)	(12,801,084)	(1,982,360)
Net realized and unrealized loss	(15,408,852)	(9,255,488)
Decrease in net assets resulting from operations	$(8,127,715)	$(3,733,743)

* Foreign taxes withheld	$—	$84

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® Goldman Sachs Bond Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$7,281,137	$6,748,664	$5,521,745	$4,699,467
Net realized gain (loss)	(2,607,768)	(2,547,763)	(7,273,128)	1,972,312
Net change in unrealized appreciation (depreciation)	(12,801,084)	8,482,010	(1,982,360)	(312,466)
Increase (decrease) in net assets resulting from operations	(8,127,715)	12,682,911	(3,733,743)	6,359,313

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)			(4,674,679)	(4,792,224)
Class ADV	(773,589)	(381,219)	—	—
Class I	(4,466,157)	(4,397,495)	—	—
Class S	(3,312,376)	(2,176,391)	—	—
Total distributions	(8,552,122)	(6,955,105)	(4,674,679)	(4,792,224)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,568,404	45,993,204	48,161,227	60,709,654
Reinvestment of distributions	8,552,121	6,955,105	4,674,679	4,792,224
	67,120,525	52,948,309	52,835,906	65,501,878
Cost of shares redeemed	(246,003,242)	(178,896,691)	(65,220,660)	(78,963,233)
Net decrease in net assets resulting from capital share transactions	(178,882,717)	(125,948,382)	(12,384,754)	(13,461,355)
Net decrease in net assets	(195,562,554)	(120,220,576)	(20,793,176)	(11,894,266)

NET ASSETS:
Beginning of year or period	434,121,633	554,342,209	214,951,777	226,846,043
End of year or period	$238,559,079	$434,121,633	$194,158,601	$214,951,777

(1) Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—	0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—	0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
12-31-16	8.88	0.05		0.24	0.29	—	—	—	—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00 *	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11	1.11	0.57	63,936	527
Class I
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—	0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—	0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
12-31-16	9.19	0.11		0.25	0.36	—	—	—	—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05	0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51	0.51	1.18	450,442	527
Class S
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—	0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—	0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
12-31-16	9.12	0.09		0.24	0.33	—	—	—	—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03	0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76	0.76	0.90	243,300	527
VY® Goldman Sachs Bond Portfolio
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—	0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—	0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
02-20-15(5)–12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—	—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-three active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® Goldman Sachs Bond Portfolio (“Goldman Sachs Bond”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Goldman Sachs Bond are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Goldman Sachs Bond does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Goldman Sachs Bond are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s

International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2018, the maximum amount of loss that BlackRock Inflation Protected Bond and Goldman Sachs Bond would incur if the counterparties to their derivative transactions failed to perform would be $2,620,265 and $453,347, respectively, which represents the gross payments to be received by the Portfolios on OTC purchased options, forward foreign currency contracts, and OTC inflation-linked swaps were they to be unwound as of December 31, 2018. At December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had received $1,400,000 and $20,000, respectively in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had a liability position of $1,244,645 and $658,168, respectively, on open OTC credit default and interest rate swaps, forward foreign currency contracts and OTC written options with interest

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rate related contingent features. If a contingent feature would have been triggered as of December 31, 2018, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2018, Goldman Sachs Bond had pledged $260,000 in cash collateral for their open OTC derivative transactions. BlackRock Inflation Protected Bond did not pledge any collateral at December 31, 2018.

H. Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2018.

	Purchased	Sold
BlackRock Inflation Protected Bond	$30,097,708	$20,105,524
Goldman Sachs Bond	271,316,254	45,416,199

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2018, BlackRock Inflation Protected Bond had pledged U.S. Treasury Inflation Indexed Protected Securities with an original par value of $573,000 with the broker as collateral for open futures contracts. The securities have been footnoted as pledged in the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2018.

	Purchased	Sold
BlackRock Inflation Protected Bond	$144,198,305	$133,643,718
Goldman Sachs Bond	63,946,039	70,693,679

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written options on exchange-traded futures contracts at December 31, 2018.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond had purchased and written options on foreign currencies to manage its foreign exchange exposure and to generate income. There were no open purchased and written foreign currency options at December 31, 2018.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2018.

During the year ended December 31, 2018, BlackRock Inflation Protected Bond had purchased and written inflation rate caps to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written inflation rate caps at December 31, 2018.

Please refer to Note 9 for the volume of both purchased and written option activity for BlackRock Inflation Protected Bond during the year ended December 31, 2018.

K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

A Portfolio may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which a Portfolio is seller of protection are disclosed following the Portfolio of Investments for Goldman Sachs Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2018, Goldman Sachs Bond had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (Corporate or Sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Goldman Sachs Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. In addition, Goldman Sachs Bond bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2018, Goldman Sachs Bond had an average notional amount of $13,649,680 on credit default swaps to buy protection and an average notional amount of $5,460,400 on credit default swaps to sell protection. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy and sell protection at December 31, 2018.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $205,230,320 and $202,457,401, respectively.

For the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $69,389,837 and $122,297,420, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Portfolio of Investments for open interest rate swaps at December 31, 2018.

At December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had paid $1,664,490 and $1,226,064, respectively, in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2018, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amounts on long inflation-linked swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $56,756,063 and $3,436,176.

For the six months ended June 30, 2018, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $235,563,742.

BlackRock Inflation Protected Bond and Goldman Sachs Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables following the Portfolio of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2018. There were no open inflation-linked swaps for Goldman Sachs Bond at December 31, 2018.

Total Return Swap Contracts. A total return swap is an agreement that gives a Portfolio the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Portfolio may also be required to pay the dollar value of that decline to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

For the year ended December 31, 2018, Goldman Sachs Bond entered into total returns swaps in place of buying a local currency denominated bond where a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. For the year ended December 31, 2018, Goldman Sachs Bond had an average notional amount of $123,591 on total return swaps. There were no open total return swaps at December 31, 2018.

L. Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments held by Goldman Sachs Bond at December 31, 2018.

O. Structured Products. Goldman Sachs Bond invests in structured products whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Portfolio of Investments for structured products held by Goldman Sachs Bond at December 31, 2018.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

P. When-Issued and Delayed-Delivery Transactions. Goldman Sachs Bond may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

To mitigate counterparty risk, a Portfolio may enter into Master Securities Forward Transaction Agreements (“MSFTA”) with its respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2018, there was no cash collateral pledged or received by the Portfolio for open when-issued or delayed-delivery transactions.

Q. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$81,641,004	$139,271,386
Goldman Sachs Bond	82,282,013	77,884,903

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$149,189,214	$277,563,693
Goldman Sachs Bond	847,406,251	847,194,117

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Goldman Sachs Bond	0.50% on the first $750 million; and 0.48% thereafter

(1)	The Investment Adviser has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Bond	Goldman Sachs Asset Management, L.P.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc., affiliated investment companies or other related/affiliated party owned more than 5% of the following Portfolios:

Entity	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	20.32%
Voya Insurance and Annuity Company	BlackRock Inflation Protected Bond	62.24
Voya Solution 2025 Portfolio	Goldman Sachs Bond	20.64
Voya Solution Income Portfolio	Goldman Sachs Bond	18.74

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Goldman Sachs Bond	0.58%

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2019	2020	2021	Total
Goldman Sachs Bond	$157,623	$237,612	$271,640	$666,875

The Expense Limitation Agreements are contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2018.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2017	—	$—
Options Purchased	656	110,100
Options Terminated in Closing Sell Transactions	(474)	(81,679)
Options Expired	(12)	(3,767)
Balance at 12/31/2018	170	$24,654

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	EUR Notional	GBP Notional	Cost
Balance at 12/31/2017	—	—	$—
Options Purchased	3,360,000	5,950,000	52,805
Options Terminated in Closing Sell Transactions	(1,680,000)	—	(12,045)
Options Expired	(1,680,000)	(5,950,000)	(40,760)
Balance at 12/31/2018	—	—	$—

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	USD Notional	EUR Notional	JPY Notional	Cost
Balance at 12/31/2017	25,040,000	10,100,000	1,385,780,000	$2,665,757
Options Purchased	184,768,000	—	82,140,000	1,699,090
Options Terminated in Closing Sell Transactions	(129,440,000)	(10,100,000)	—	(3,289,765)
Balance at 12/31/2018	80,368,000	—	1,467,920,000	$1,075,082

Transactions in purchased inflation rate cap options for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Cost
Balance at 12/31/2017	—	$—
Options Purchased	40,120,000	9,075
Options Terminated in Closing Sell Transactions	(13,000,000)	(2,795)
Balance at 12/31/2018	27,120,000	$6,280

Transactions in written inflation rate caps for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/2017	—	3,140,000	$217,411
Options Written	7,500,000	—	675
Options Terminated in Closing Purchase Transactions	—	(3,140,000)	(217,411)
Balance at 12/31/2018	7,500,000	—	$675

NOTE 8 — LINE OF CREDIT (continued)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2017	—	$—
Options Written	337	59,340
Options Terminated in Closing Purchase Transactions	(151)	(32,605)
Options Expired	(14)	(3,129)
Balance at 12/31/2018	172	$23,606

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2017	—	—	$—
Options Written	5,950,000	1,660,000	147,560
Options Terminated in Closing Sell Transactions	(5,950,000)	(1,660,000)	(147,560)
Balance at 12/31/2018	—	—	$—

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2018 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2017	10,100,000	24,320,000	$785,319
Options Written	14,633,000	499,129,000	2,561,625
Options Terminated in Closing Purchase Transactions	(13,730,000)	(323,119,000)	(2,308,162)
Balance at 12/31/2018	11,003,000	200,330,000	$1,038,782

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2018	399,640	—	84,970	(905,095)	(420,485)	3,658,118	—	773,589	(8,190,985)	(3,759,278)
12/31/2017	317,604	—	41,329	(688,549)	(329,616)	2,925,393	—	381,219	(6,341,985)	(3,035,373)
Class I
12/31/2018	3,938,283	—	472,040	(23,139,542)	(18,729,219)	37,370,077	—	4,466,156	(216,557,877)	(174,721,644)
12/31/2017	3,773,612	—	460,710	(13,775,433)	(9,541,111)	36,140,751	—	4,397,494	(131,911,107)	(91,372,862)
Class S
12/31/2018	1,863,249	—	354,034	(2,274,717)	(57,434)	17,540,209	—	3,312,376	(21,254,380)	(401,795)
12/31/2017	732,452	—	229,768	(4,288,590)	(3,326,370)	6,927,060	—	2,176,392	(40,643,599)	(31,540,147)
Goldman Sachs Bond
12/31/2018	4,887,669	—	479,946	(6,668,313)	(1,300,698)	48,161,227	—	4,674,679	(65,220,660)	(12,384,754)
12/31/2017	5,975,395	—	475,891	(7,763,398)	(1,312,112)	60,709,654	—	4,792,224	(78,963,233)	(13,461,355)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2018, the Portfolios did not have any outstanding securities on loan.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
	Ordinary Income	Ordinary Income
BlackRock Inflation Protected Bond	$8,552,122	$6,955,105
Goldman Sachs Bond	4,674,679	4,792,224

The tax-basis components of distributable earnings as of December 31, 2018 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$1,516,444	$(4,896,829)	$(11,730,068)	Short-term	None
			(70,740,718)	Long-term	None
			$(82,470,786)
Goldman Sachs Bond	3,416,197	(2,524,535)	$(3,830,957)	Short-term	None
			(2,945,518)	Long-term	None
			$(6,776,475)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:

	BlackRock Inflation Protected Bond	Goldman Sachs Bond
Distributions from net investment income:
Class ADV	$(381,219)	$(4,792,224)
Class I	(4,397,495)
Class S	(2,176,391)
	$(6,955,105)	$(4,792,224)
Undistributed net investment income at end of year	$1,803,729	$4,441,819

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.

NOTE 14 — SUBSEQUENT EVENTS

Dividends. Subsequent to December 31, 2018, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
BlackRock Inflation Protected Bond
Class ADV	$0.0587	February 1, 2019	January 30, 2019
Class I	$0.0587	February 1, 2019	January 30, 2019
Class S	$0.0587	February 1, 2019	January 30, 2019

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 26.5%
		Communications: 1.5%
1,750,000		Alibaba Group Holding Ltd., 2.500%–3.125%, 11/28/2019–11/28/2021	$1,735,892	0.7
1,490,000		Comcast Corp., 3.300%, 10/01/2020	1,495,802	0.6
445,000		Comcast Corp., 3.450%, 10/01/2021	449,668	0.2
			3,681,362	1.5

		Consumer, Cyclical: 1.5%
845,000		American Honda Finance Corp., 2.000%, 02/14/2020	835,186	0.4
795,000	(1)	BMW US Capital LLC, 2.150%, 04/06/2020	785,802	0.3
1,400,000	(1)	Daimler Finance North America LLC, 3.100%, 05/04/2020	1,392,430	0.6
460,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	457,929	0.2
			3,471,347	1.5

		Consumer, Non-cyclical: 0.9%
2,000,000		Gilead Sciences, Inc., 2.350%, 02/01/2020	1,986,672	0.8
250,000		Other Securities	250,460	0.1
			2,237,132	0.9

		Energy: 0.4%
995,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	972,419	0.4

		Financial: 19.0%
1,885,000	(1)	AIA Group Ltd., 3.312%, (US0003M + 0.520%), 09/20/2021	1,878,277	0.8
595,000	(1)	AIG Global Funding, 2.150%, 07/02/2020	586,214	0.3
1,385,000		American Express Credit Corp., 2.200%, 03/03/2020	1,370,241	0.6
585,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	575,202	0.2
3,000,000		Bank of America Corp., 2.625%, 10/19/2020	2,968,768	1.3
1,395,000		Bank of Montreal, 3.100%, 04/13/2021	1,394,705	0.6
1,500,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	1,498,074	0.6
785,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	770,644	0.3
2,665,000		Barclays Bank PLC, 5.125%, 01/08/2020	2,707,192	1.1
1,500,000		BB&T Corp., 2.150%, 02/01/2021	1,468,885	0.6
1,665,000		BNP Paribas SA, 5.000%, 01/15/2021	1,724,930	0.7

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
795,000		Citibank NA, 2.850%–3.400%, 02/12/2021–07/23/2021	$790,617	0.3
1,335,000		Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	1,330,508	0.6
2,000,000	(1)	Danske Bank A/S, 1.650%, 09/06/2019	1,968,213	0.8
1,000,000	(1)	DNB Bank ASA, 2.375%, 06/02/2021	976,359	0.4
1,380,000		Fifth Third Bank/Cincinnati OH, 3.350%, 07/26/2021	1,383,529	0.6
2,610,000		HSBC Holdings PLC, 2.950%, 05/25/2021	2,574,080	1.1
500,000		JPMorgan Chase & Co., 2.400%, 06/07/2021	489,205	0.2
3,685,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	3,644,299	1.6
1,000,000	(2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	992,101	0.4
800,000		KeyBank NA/Cleveland OH, 3.350%, 06/15/2021	803,029	0.3
1,250,000		Lloyds Bank PLC, 3.300%, 05/07/2021	1,246,581	0.5
1,135,000		Manufacturers & Traders Trust Co., 2.625%, 01/25/2021	1,120,173	0.5
1,500,000		National Australia Bank Ltd./New York, 2.500%, 01/12/2021	1,476,686	0.6
1,250,000	(1)	New York Life Global Funding, 2.000%, 04/09/2020	1,235,755	0.5
1,130,000		Santander UK PLC, 2.125%, 11/03/2020	1,103,729	0.5
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/2019	1,977,435	0.8
1,000,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	989,750	0.4
1,485,000		Svenska Handelsbanken AB, 2.450%–3.350%, 03/30/2021–05/24/2021	1,461,123	0.6
295,000	(1)	UBS AG/London, 2.200%, 06/08/2020	290,440	0.1
1,740,000		Wells Fargo Bank NA, 2.600%, 01/15/2021	1,718,837	0.7
850,000		Other Securities	844,210	0.4
			45,359,791	19.0

		Government: 0.1%
335,000		Other Securities	322,270	0.1

		Industrial: 1.4%
1,500,000		Caterpillar Financial Services Corp., 3.350%, 12/07/2020	1,506,281	0.6
650,000		General Dynamics Corp., 3.000%, 05/11/2021	651,617	0.3

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industiral: (continued)
795,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	$786,378	0.3
370,000		Other Securities	371,101	0.2
			3,315,377	1.4

		Technology: 0.8%
1,450,000		IBM Credit LLC, 1.800%–3.450%, 11/30/2020–01/20/2021	1,432,857	0.6
360,000		Other Securities	349,492	0.2
			1,782,349	0.8

		Utilities: 0.9%
1,280,000		Duke Energy Progress LLC, 2.947%, (US0003M + 0.180%), 09/08/2020	1,275,285	0.6
785,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	792,953	0.3
			2,068,238	0.9
		Total Corporate Bonds/Notes
		(Cost $63,563,854)	63,210,285	26.5

U.S. TREASURY OBLIGATIONS: 51.8%
		Treasury Inflation Indexed Protected Securities: 51.8%
5,971,300		0.125%, 07/15/2026	5,610,290	2.4
7,350,977		0.250%, 01/15/2025	7,041,904	3.0
1,487,600		0.375%, 07/15/2025	1,435,195	0.6
15,256,328		0.375%, 01/15/2027	14,501,711	6.1
11,407,873		0.375%, 07/15/2027	10,830,375	4.5
8,088,907		0.500%, 01/15/2028	7,725,123	3.2
1,623,854		0.625%, 04/15/2023	1,597,594	0.7
6,410,158		0.625%, 01/15/2026	6,243,982	2.6
6,956,373		0.750%, 07/15/2028	6,814,437	2.9
3,888,745	(3)	0.750%, 02/15/2042	3,537,711	1.5
6,239,417		0.750%, 02/15/2045	5,594,077	2.3
3,906,245		1.000%, 02/15/2046	3,712,581	1.6
7,537,425	(3)	1.000%, 02/15/2048	7,159,279	3.0
5,745,446		1.375%, 02/15/2044	5,946,092	2.5
2,334,551	(3)	1.750%, 01/15/2028	2,481,042	1.0
4,491,273		2.000%, 01/15/2026	4,795,263	2.0
1,914,487		2.125%, 02/15/2040	2,255,451	1.0
2,401,922		2.125%, 02/15/2041	2,843,091	1.2
3,714,318		2.375%, 01/15/2027	4,102,066	1.7
3,598,332		2.500%, 01/15/2029	4,099,404	1.7
1,560,047		3.375%, 04/15/2032	2,004,259	0.8
3,228,689		3.625%, 04/15/2028	3,965,785	1.7
4,388,741		3.875%, 04/15/2029	5,591,719	2.3
3,839,846		0.625%–2.375%, 01/15/2024–02/15/2047	3,704,257	1.5
		Total U.S. Treasury Obligations (Cost $127,232,991)	123,592,688	51.8

FOREIGN GOVERNMENT BONDS: 7.0%
EUR 3,187,971		French Republic Government Bond OAT, 1.850%, 07/25/2027	4,452,429	1.9
2,500,000		Israel Government AID Bond, 5.500%, 04/26/2024	2,844,317	1.2
EUR 1,105,305	(1)	Italy Buoni Poliennali Del Tesoro, 1.250%, 10/27/2020	$1,296,544	0.5
EUR 1,325,388	(1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	1,454,460	0.6
EUR 1,556,174	(1)	Italy Buoni Poliennali Del Tesoro, 1.650%, 04/23/2020	1,822,160	0.8
NZD 2,055,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	1,643,964	0.7
NZD 2,494,000		New Zealand Government Inflation Linked Bond, 3.000%, 09/20/2030	2,092,724	0.9
GBP 450,000		United Kingdom Gilt, 1.500%, 07/22/2047	530,924	0.2
1,135,900		Other Securities	497,168	0.2
		Total Foreign Government Bonds (Cost $16,360,141)	16,634,690	7.0

U.S. GOVERNMENT AGENCY OBLIGATIONS(4): 13.1%
		Federal Home Loan Bank: 3.8%
3,875,000		1.375%, 09/28/2020	3,796,590	1.6
5,255,000		2.875%, 09/13/2024	5,286,162	2.2
			9,082,752	3.8

		Federal Home Loan Mortgage Corporation: 4.2%
9,970,000		2.375%, 01/13/2022	9,936,411	4.2

		Federal National Mortgage Association: 5.1%(4)
635,000		1.375%, 02/26/2021	619,701	0.2
4,830,000		1.875%, 09/24/2026	4,501,371	1.9
7,120,000		2.625%, 09/06/2024	7,100,228	3.0
			12,221,300	5.1
		Total U.S. Government Agency Obligations (Cost $31,543,941)	31,240,463	13.1

	Value	Percentage of Net Assets

PURCHASED OPTIONS(5): 0.5%
Total Purchased Options (Cost $1,106,016)	1,240,320	0.5

Total Long-Term Investments (Cost $239,806,943)	235,918,446	98.9

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
2,735,840	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $2,735,840)	$2,735,840	1.1
		Total Short-Term Investments (Cost $2,735,840)	2,735,840	1.1
		Total Investments in Securities (Cost $242,542,783)	$238,654,286	100.0
		Liabilities in Excess of Other Assets	(95,207)	—
		Net Assets	$238,559,079	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

EUR EU Euro
GBP British Pound
NZD New Zealand Dollar
Reference Rate Abbreviations:
US0003M 3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Purchased Options	$34,344	$1,205,976	$—	$1,240,320
Corporate Bonds/Notes	—	63,210,285	—	63,210,285
U.S. Treasury Obligations	—	123,592,688	—	123,592,688
U.S. Government Agency Obligations	—	31,240,463	—	31,240,463
Foreign Government Bonds	—	16,634,690	—	16,634,690
Short-Term Investments	2,735,840	—	—	2,735,840
Total Investments, at fair value	$2,770,184	$235,884,102	$—	$238,654,286
Other Financial Instruments+
Centrally Cleared Swaps	—	846,856	—	846,856
Forward Foreign Currency Contracts	—	171,440	—	171,440
Futures	671,343	—	—	671,343
OTC Swaps	—	1,242,849	—	1,242,849
Total Assets	$3,441,527	$238,145,247	$—	$241,586,774
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,470,827)	$—	$(2,470,827)
Forward Foreign Currency Contracts	—	(169,016)	—	(169,016)
Futures	(379,519)	—	—	(379,519)
Written Options	(43,806)	(1,075,629)	—	(1,119,435)
Total Liabilities	$(423,325)	$(3,715,472)	$—	$(4,138,797)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	480,532	EUR	420,000	ANZ Bank	03/20/19	$(3,791)
USD	71,053	GBP	56,000	Bank of America N.A.	02/05/19	(447)
GBP	462,000	USD	592,693	Barclays Bank PLC	02/05/19	(2,816)
MXN	12,693,293	USD	615,000	Citibank N.A.	01/31/19	27,873
USD	615,000	MXN	12,550,059	Citibank N.A.	01/31/19	(20,619)
AUD	340,000	JPY	27,584,846	Citibank N.A.	03/20/19	(13,441)
EUR	210,000	AUD	332,610	Citibank N.A.	03/20/19	7,580
AUD	332,722	GBP	190,000	Citibank N.A.	03/20/19	(8,416)
MXN	12,748,151	USD	615,000	Deutsche Bank AG	01/31/19	30,651
USD	42,325	JPY	4,777,666	Deutsche Bank AG	02/05/19	(1,381)
USD	42,409	JPY	4,777,666	Deutsche Bank AG	02/05/19	(1,298)
USD	2,208	JPY	247,000	Goldman Sachs International	02/05/19	(51)
CAD	330,000	JPY	27,733,708	Goldman Sachs International	03/20/19	(12,447)
USD	250,000	JPY	28,072,700	Goldman Sachs International	03/20/19	(7,713)
USD	240,000	CAD	320,706	Goldman Sachs International	03/20/19	4,666
JPY	26,986,402	EUR	210,000	HSBC Bank PLC	03/20/19	5,579
USD	1,047,875	GBP	819,000	JPMorgan Chase Bank N.A.	02/05/19	2,184
USD	615,000	MXN	12,634,683	Morgan Stanley & Co. International PLC	01/31/19	(24,905)
USD	4,138,701	NZD	6,024,000	National Australia Bank	02/05/19	92,907
USD	42,163	JPY	4,777,666	National Australia Bank	02/05/19	(1,543)
USD	8,861,609	EUR	7,773,000	UBS AG	02/05/19	(70,148)
						$2,424

At December 31, 2018, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Euro-Schatz	58	03/07/19	$7,438,811	$5,723
U.S. Treasury 10-Year Note	22	03/20/19	2,684,344	36,591
U.S. Treasury 5-Year Note	315	03/29/19	36,126,562	525,900
U.S. Treasury Ultra Long Bond	15	03/20/19	2,409,844	100,863
			$48,659,561	$669,077
Short Contracts:
Euro-Bund	(48)	03/07/19	(8,994,054)	(48,828)
Euro-Buxl® 30-year German Government Bond	(8)	03/07/19	(1,655,564)	(24,740)
Euro-OAT	(26)	03/07/19	(4,492,260)	2,266
Long Gilt	(30)	03/27/19	(4,709,774)	(25,906)
Long-Term Euro-BTP	(11)	03/07/19	(1,610,949)	(59,450)
Short-Term Euro-BTP	(15)	03/07/19	(1,902,863)	(15,569)
U.S. Treasury 2-Year Note	(41)	03/29/19	(8,704,813)	(25,201)
U.S. Treasury Long Bond	(4)	03/20/19	(584,000)	(10,882)
U.S. Treasury Ultra 10-Year Note	(56)	03/20/19	(7,284,375)	(168,943)
			$(39,938,652)	$(377,253)

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.364%	Annual	12/21/22	EUR	840,000	$1,269	$1,248
Pay	6-month EUR-EURIBOR	Semi-Annual	0.761	Annual	02/15/28	EUR	300,000	552	547
Pay	6-month EUR-EURIBOR	Semi-Annual	0.782	Annual	02/15/28	EUR	550,000	2,156	2,147
Pay	6-month EUR-EURIBOR	Semi-Annual	0.799	Annual	02/15/28	EUR	850,000	4,768	4,733
Pay	6-month EUR-EURIBOR	Semi-Annual	0.815	Annual	02/15/28	EUR	1,350,000	9,801	9,726
Pay	6-month EUR-EURIBOR	Semi-Annual	0.827	Annual	02/15/28	EUR	3,615,000	30,627	30,361
Pay	6-month EUR-EURIBOR	Semi-Annual	0.878	Annual	08/28/28	EUR	160,000	1,787	1,725
Pay	6-month JPY-LIBOR	Semi-Annual	0.129	Semi-Annual	04/26/23	JPY	1,264,590,000	57,248	55,848
Pay	3-month USD-LIBOR	Quarterly	3.289	Semi-Annual	10/08/20	USD	2,590,000	16,630	16,589
Pay	3-month USD-LIBOR	Quarterly	3.070	Semi-Annual	11/22/21	USD	11,050,000	111,394	110,840

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	3.019	Semi-Annual	12/03/21	USD	800,000	$7,323	$7,310
Pay	3-month USD-LIBOR	Quarterly	3.025	Semi-Annual	12/03/21	USD	800,000	7,414	7,401
Pay	3-month USD-LIBOR	Quarterly	2.979	Semi-Annual	12/06/21	USD	40,000	337	336
Pay	3-month USD-LIBOR	Quarterly	2.891	Semi-Annual	12/10/21	USD	810,000	5,475	5,462
Pay	3-month USD-LIBOR	Quarterly	2.925	Semi-Annual	12/10/21	USD	1,620,000	12,013	11,986
Pay	3-month USD-LIBOR	Quarterly	2.782	Semi-Annual	12/12/21	USD	610,000	2,878	2,868
Pay	3-month USD-LIBOR	Quarterly	2.816	Semi-Annual	12/12/21	USD	810,000	4,346	4,332
Pay	3-month USD-LIBOR	Quarterly	2.823	Semi-Annual	12/12/21	USD	600,000	3,293	3,283
Pay	3-month USD-LIBOR	Quarterly	2.847	Semi-Annual	12/17/21	USD	800,000	4,771	4,757
Pay	3-month USD-LIBOR	Quarterly	2.806	Semi-Annual	12/19/21	USD	800,000	4,172	4,158
Pay	3-month USD-LIBOR	Quarterly	2.751	Semi-Annual	12/20/21	USD	1,200,000	4,989	4,969
Pay	3-month USD-LIBOR	Quarterly	2.711	Semi-Annual	12/23/21	USD	1,600,000	5,465	5,438
Pay	3-month USD-LIBOR	Quarterly	2.588	Semi-Annual	12/30/21	USD	795,000	893	879
Pay	3-month USD-LIBOR	Quarterly	2.642	Semi-Annual	12/30/21	USD	800,000	1,726	1,712
Pay	3-month USD-LIBOR	Quarterly	2.594	Semi-Annual	12/31/21	USD	400,000	498	491
Pay	3-month USD-LIBOR	Quarterly	2.597	Semi-Annual	12/31/21	USD	400,000	521	514
Pay	3-month USD-LIBOR	Quarterly	2.527	Semi-Annual	01/03/22	USD	395,000	—	(7)
Pay	3-month USD-LIBOR	Quarterly	3.124	Semi-Annual	10/06/22	USD	10,560,000	(125,905)	(130,708)
Pay	3-month USD-LIBOR	Quarterly	2.834	Semi-Annual	12/17/22	USD	510,600	3,287	3,278
Pay	3-month USD-LIBOR	Quarterly	2.633	Semi-Annual	12/22/22	USD	1,087,500	2,923	2,905
Pay	3-month USD-LIBOR	Quarterly	2.639	Semi-Annual	12/22/22	USD	1,230,000	3,444	3,423
Pay	3-month USD-LIBOR	Quarterly	2.654	Semi-Annual	12/22/22	USD	1,087,500	3,348	3,329
Pay	3-month USD-LIBOR	Quarterly	2.697	Semi-Annual	12/22/22	USD	410,000	1,586	1,579
Pay	3-month USD-LIBOR	Quarterly	2.734	Semi-Annual	12/22/22	USD	1,640,000	7,485	7,457
Pay	1-day Overnight Fed Funds Effective Rate	Annual	2.675	Annual	05/31/23	USD	5,230,000	83,423	83,328
Pay	3-month USD-LIBOR	Quarterly	3.271	Semi-Annual	10/08/24	USD	790,000	(25,218)	(25,232)
Pay	3-month USD-LIBOR	Quarterly	2.978	Semi-Annual	07/19/26	USD	3,980,000	10,626	10,559
Pay	3-month USD-LIBOR	Quarterly	3.048	Semi-Annual	12/17/26	USD	566,100	1,768	1,758
Pay	3-month USD-LIBOR	Quarterly	2.831	Semi-Annual	08/15/28	USD	920,000	8,491	8,472
Pay	3-month USD-LIBOR	Quarterly	3.121	Semi-Annual	08/15/28	USD	1,183,000	(39,372)	(40,691)
Pay	3-month USD-LIBOR	Quarterly	3.115	Semi-Annual	10/04/28	USD	250,000	8,371	8,203
Pay	3-month USD-LIBOR	Quarterly	3.250	Semi-Annual	10/09/28	USD	440,000	19,900	19,891
Pay	3-month USD-LIBOR	Quarterly	3.263	Semi-Annual	10/09/28	USD	100,000	4,635	4,633
Pay	3-month USD-LIBOR	Quarterly	3.143	Semi-Annual	11/29/28	USD	2,710,000	98,010	97,954
Pay	3-month USD-LIBOR	Quarterly	2.997	Semi-Annual	02/15/36	USD	530,000	10,393	10,381
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.165)	Annual	12/11/20	EUR	1,310,000	(329)	(354)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.160)	Annual	12/11/20	EUR	2,370,000	(834)	(877)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.135)	Annual	12/11/20	EUR	3,680,000	(3,135)	(3,188)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.420	Annual	12/17/22	EUR	1,420,000	(4,074)	(4,076)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.040	Annual	03/23/28	EUR	745,000	(24,051)	(23,909)
Receive	6-month JPY-LIBOR	Semi-Annual	0.351	Semi-Annual	01/11/28	JPY	106,120,000	(18,670)	(18,515)
Receive	6-month JPY-LIBOR	Semi-Annual	0.320	Semi-Annual	04/27/28	JPY	504,825,000	(73,341)	(71,945)
Receive	3-month NZD-BBR-FRA	Quarterly	2.800	Semi-Annual	03/20/29	NZD	7,315,000	(51,480)	(48,823)
Receive	3-month USD-LIBOR	Quarterly	2.770	Semi-Annual	12/31/20	USD	3,900,000	(8,623)	(8,688)
Receive	3-month USD-LIBOR	Quarterly	2.857	Semi-Annual	12/31/20	USD	4,600,000	(16,916)	(16,994)
Receive	3-month USD-LIBOR	Quarterly	2.889	Semi-Annual	12/16/21	USD	455,000	(3,074)	(3,081)
Receive	3-month USD-LIBOR	Quarterly	3.069	Semi-Annual	10/04/23	USD	50,338	(1,095)	(1,095)
Receive	3-month USD-LIBOR	Quarterly	3.045	Semi-Annual	11/29/23	USD	5,180,000	(110,537)	(110,631)
Receive	3-month USD-LIBOR	Quarterly	2.920	Semi-Annual	07/19/24	USD	7,560,000	(39,531)	(39,657)
Receive	3-month USD-LIBOR	Quarterly	2.872	Semi-Annual	12/16/24	USD	2,280,000	(30,482)	(30,524)
Receive	3-month USD-LIBOR	Quarterly	2.902	Semi-Annual	12/19/24	USD	1,073,000	(4,322)	(4,340)
Receive	3-month USD-LIBOR	Quarterly	2.776	Semi-Annual	12/20/24	USD	500,000	(4,477)	(4,486)
Receive	3-month USD-LIBOR	Quarterly	2.738	Semi-Annual	12/23/24	USD	660,000	(4,755)	(4,767)
Receive	3-month USD-LIBOR	Quarterly	2.913	Semi-Annual	12/07/25	USD	1,775,000	(23,223)	(23,255)
Receive	3-month USD-LIBOR	Quarterly	2.715	Semi-Annual	12/21/25	USD	1,005,000	(4,085)	(4,103)
Receive	3-month USD-LIBOR	Quarterly	3.051	Semi-Annual	07/25/28	USD	310,000	(8,703)	(8,709)
Receive	3-month USD-LIBOR	Quarterly	3.270	Semi-Annual	10/09/28	USD	1,400,000	(65,747)	(65,776)
Receive	3-month USD-LIBOR	Quarterly	3.278	Semi-Annual	10/09/28	USD	180,000	(8,570)	(8,574)
Receive	3-month USD-LIBOR	Quarterly	3.273	Semi-Annual	11/09/28	USD	455,000	(21,569)	(21,578)
Receive	3-month USD-LIBOR	Quarterly	3.053	Semi-Annual	05/15/44	USD	443,000	(14,599)	(14,610)
Receive	3-month USD-LIBOR	Quarterly	3.230	Semi-Annual	05/15/44	USD	2,340,000	(153,384)	(141,290)
								$(320,065)	$(313,673)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.974%	At Termination Date	01/15/48	EUR	530,000	$36,923	$36,953
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.983	At Termination Date	06/15/48	EUR	525,000	36,064	35,715
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.900	At Termination Date	12/15/48	EUR	600,000	23,276	23,112
Pay	U.K. RPI All Items Monthly	At Termination Date	3.446	At Termination Date	10/15/23	GBP	1,400,000	30	273
Pay	U.K. RPI All Items Monthly	At Termination Date	3.385	At Termination Date	08/15/28	GBP	2,670,000	(74,280)	(75,229)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.400	At Termination Date	08/15/28	GBP	3,160,000	(80,609)	(81,457)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.500	At Termination Date	09/15/28	GBP	4,845,000	(42,392)	(42,152)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.505	At Termination Date	10/15/28	GBP	1,470,000	(3,172)	(3,045)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.547	At Termination Date	11/15/32	GBP	4,200,000	(8,500)	472
Pay	U.K. RPI All Items Monthly	At Termination Date	3.600	At Termination Date	11/15/42	GBP	2,530,000	72,677	81,509
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.164	At Termination Date	10/30/23	USD	2,695,000	50,109	50,011
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.380	At Termination Date	04/15/23	EUR	4,500,000	(56,357)	(54,683)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.475	At Termination Date	09/15/23	GBP	2,590,000	8,026	7,579
Receive	U.K. RPI All Items Monthly	At Termination Date	3.450	At Termination Date	10/15/23	GBP	1,470,000	(415)	(707)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.575	At Termination Date	12/15/23	GBP	1,695,000	(6,255)	(6,318)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.455	At Termination Date	11/15/27	GBP	4,200,000	43,797	38,808
Receive	U.K. RPI All Items Monthly	At Termination Date	3.550	At Termination Date	11/15/47	GBP	2,530,000	(116,596)	(125,772)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.467	At Termination Date	09/15/48	GBP	710,000	8,548	5,614
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.299	At Termination Date	09/28/21	USD	7,100,000	(148,492)	(148,729)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.205	At Termination Date	03/21/22	USD	5,100,000	(96,256)	(96,440)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.890	At Termination Date	06/29/22	USD	6,700,000	(7,304)	(7,546)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.260	At Termination Date	05/03/23	USD	9,000,000	(221,957)	(222,282)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.211	At Termination Date	10/26/23	USD	2,500,000	(52,515)	(52,605)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.248	At Termination Date	03/21/24	USD	4,900,000	(120,980)	(121,166)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.351	At Termination Date	09/28/24	USD	7,400,000	(233,851)	(234,133)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.361	At Termination Date	09/28/25	USD	6,150,000	(215,991)	(216,225)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD	1,600,000	$(25,337)	$(25,398)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.249	At Termination Date	10/30/28	USD	2,695,000	(76,347)	(76,457)
								$(1,308,156)	$(1,310,298)

At December 31, 2018, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.375%	At Termination Date	01/15/20	USD	16,000,000	$238,729	$—	$238,729
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.437	At Termination Date	01/15/21	USD	22,000,000	396,541	—	396,541
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.515	At Termination Date	01/15/22	USD	16,000,000	298,081	—	298,081
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560	At Termination Date	01/15/23	USD	10,250,000	209,755	—	209,755
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD	5,500,000	99,743	—	99,743
									$1,242,849	$—	$1,242,849

At December 31, 2018, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
90-Day Eurodollar	Call	03/18/19	97.38 USD	24	5,837,400	$6,637	$1,950
90-Day Eurodollar	Call	06/17/19	97.75 USD	73	17,759,988	5,587	3,194
90-Day Eurodollar	Call	03/16/20	97.75 USD	73	17,783,712	12,430	29,200
						$24,654	$34,344

At December 31, 2018, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
90-Day Eurodollar	Call	03/15/19	97.25 USD	16	3,891,600	$6,375	$(13,800)
90-Day Eurodollar	Call	06/17/19	97.88 USD	73	17,759,987	3,538	(2,281)
90-Day Eurodollar	Call	03/16/20	97.88 USD	73	17,783,712	9,926	(23,725)
U.S. Treasury 10-Year Note	Put	02/22/19	120.00 USD	6	732,094	1,585	(938)
U.S. Treasury 10-Year Note	Call	02/22/19	122.00 USD	4	488,063	2,182	(3,062)
						$23,606	$(43,806)

At December 31, 2018, the following over-the-counter purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	$26,505	$32,984
Call on 10-year Interest Rate Swap(1)	Citibank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	493	554
Call on 10-year Interest Rate Swap(1)	Goldman Sachs International	Receive	3.040%	3-month USD-LIBOR	08/31/21	USD	489,000	19,413	24,016
Call on 10-year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	11,075

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 1-year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.950%	3-month USD-LIBOR	01/21/20	USD	24,420,000	$63,451	$121,918
Call on 1-year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.950%	3-month USD-LIBOR	01/30/20	USD	11,940,000	26,503	60,200
Call on 20-year Interest Rate Swap(2)	Goldman Sachs International	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	678
Call on 20-Year interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	39,400,000	12,334	15,532
Call on 30-year Interest Rate Swap(1)	Citibank N.A.	Receive	3.113%	3-month USD-LIBOR	04/26/23	USD	10,000	1,110	1,264
Call on 30-year Interest Rate Swap(1)	Goldman Sachs International	Receive	3.113%	3-month USD-LIBOR	04/26/23	USD	115,000	11,713	14,540
Call on 5-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.081%	3-month USD-LIBOR	11/20/19	USD	2,115,000	27,601	59,279
Call on 5-Year Interest Rate Swap(1)	Citibank N.A.	Receive	3.175%	3-month USD-LIBOR	10/29/19	USD	2,140,000	27,071	67,151
Call on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.075%	3-month USD-LIBOR	11/20/19	USD	2,115,000	27,653	58,820
Call on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.095%	3-month USD-LIBOR	11/27/20	USD	3,720,000	70,122	120,677
Call on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.208%	3-month USD-LIBOR	10/25/19	USD	2,140,000	26,001	69,583
Call on 5-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	3.250%	3-month USD-LIBOR	10/16/20	USD	3,755,000	68,106	139,706
Call on 5-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.090%	3-month USD-LIBOR	11/27/19	USD	4,210,000	54,204	119,737
Put on 10-year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.100%	6-month JPY-LIBOR	06/29/22	JPY	1,385,780,000	188,508	73,387
Put on 10-year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	25,686
Put on 10-year Interest Rate Swap(4)	Citibank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	461	484
Put on 10-year Interest Rate Swap(4)	Goldman Sachs International	Pay	3.040%	3-month USD-LIBOR	08/31/21	USD	489,000	19,413	15,359
Put on 10-year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	9,677
Put on 20-year Interest Rate Swap(3)	Goldman Sachs International	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	360
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	39,400,000	12,334	8,254
Put on 30-year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.800%	3-month USD-LIBOR	06/07/21	USD	830,000	32,380	19,204
Put on 30-year Interest Rate Swap(4)	Citibank N.A.	Pay	3.113%	3-month USD-LIBOR	04/26/23	USD	10,000	929	826
Put on 30-year Interest Rate Swap(4)	Goldman Sachs International	Pay	3.113%	3-month USD-LIBOR	04/26/23	USD	115,000	11,713	9,500
Put on 5-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	3.081%	3-month USD-LIBOR	11/20/19	USD	2,115,000	27,601	8,733
Put on 5-Year interest Rate Swap(4)	Citibank N.A.	Pay	3.175%	3-month USD-LIBOR	10/29/19	USD	2,140,000	27,071	6,338
Put on 5-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	3.075%	3-month USD-LIBOR	11/20/19	USD	2,115,000	27,654	8,858
Put on 5-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	3.095%	3-month USD-LIBOR	11/27/20	USD	3,720,000	70,122	38,032
Put on 5-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	3.208%	3-month USD-LIBOR	10/25/19	USD	2,140,000	26,001	5,737
Put on 5-Year interest Rate Swap(4)	Goldman Sachs International	Pay	3.250%	3-month USD-LIBOR	10/16/20	USD	3,755,000	68,106	28,473
Put on 5-Year interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.090%	3-month USD-LIBOR	11/27/19	USD	4,210,000	54,204	17,492
								$1,075,082	$1,194,114

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 1-year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.450%	3-month USD-LIBOR	01/21/20	USD	36,630,000	$42,801	$(86,417)
Call on 1-year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.450%	3-month USD-LIBOR	01/30/20	USD	17,910,000	17,309	(43,218)
Call on 1-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.450%	3-month USD-LIBOR	04/16/20	USD	17,600,000	14,432	(52,039)
Call on 2-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	2.885%	3-month USD-LIBOR	12/06/19	USD	5,160,000	27,187	(49,521)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.783%	3-month USD-LIBOR	12/11/20	USD	3,910,000	32,619	(45,284)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.920%	3-month USD-LIBOR	12/09/19	USD	5,050,000	26,159	(51,133)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	3.066%	3-month USD-LIBOR	11/27/20	USD	3,636,600	29,911	(54,126)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	3.159%	3-month USD-LIBOR	10/29/20	USD	3,780,000	30,429	(60,417)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.400%	3-month USD-LIBOR	02/24/20	USD	2,590,000	6,128	(14,271)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.878%	3-month USD-LIBOR	04/14/20	USD	6,260,000	45,307	(68,885)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.878%	3-month USD-LIBOR	04/14/20	USD	260,000	1,420	(2,861)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.888%	3-month USD-LIBOR	04/14/20	USD	270,000	1,496	(3,005)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.900%	3-month USD-LIBOR	05/29/20	USD	3,410,000	25,063	(39,689)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.938%	3-month USD-LIBOR	04/17/20	USD	260,000	1,543	(3,062)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	3.295%	3-month USD-LIBOR	11/07/19	USD	2,540,000	12,541	(39,458)
Call on 2-Year interest Rate Swap(4)	Goldman Sachs International	Pay	2.888%	3-month USD-LIBOR	04/14/20	USD	6,270,000	45,301	(69,792)
Call on 2-Year interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.065%	3-month USD-LIBOR	11/27/20	USD	7,383,400	60,692	(109,797)
Call on 2-Year interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.271%	3-month USD-LIBOR	11/09/20	USD	1,900,000	14,820	(33,521)
Put on 10-Year interest Rate Swap(5)	Deutsche Bank AG	Receive	1.650%	6-month EUR-EURIBOR	02/21/19	EUR	4,490,000	51,338	(5)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.870%	3-month USD-LIBOR	06/07/21	USD	1,770,000	34,676	(18,786)
Put on 10-Year interest Rate Swap(1)	Citibank N.A.	Receive	2.900%	3-month USD-LIBOR	04/16/19	USD	80,000	2,245	(491)
Put on 10-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.900%	3-month USD-LIBOR	04/16/19	USD	1,950,000	51,200	(11,968)
Put on 2-year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.500%	3-month USD-LIBOR	08/24/20	USD	3,560,000	12,015	(5,427)
Put on 2-year Interest Rate Swap(1)	Goldman Sachs International	Receive	3.300%	3-month USD-LIBOR	09/06/19	USD	2,660,000	6,304	(1,128)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.550%	6-month EUR-EURIBOR	12/21/20	EUR	1,790,000	6,492	(5,757)
Put on 2-Year interest Rate Swap(5)	JPMorgan Chase Bank N.A.	Receive	0.600%	6-month EUR-EURIBOR	12/14/20	EUR	3,790,000	14,342	(10,759)
Put on 2-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	2.885%	3-month USD-LIBOR	12/06/19	USD	5,160,000	27,187	(12,107)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	2.783%	3-month USD-LIBOR	12/11/20	USD	3,910,000	32,619	(23,447)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	2.920%	3-month USD-LIBOR	12/09/19	USD	5,050,000	26,159	(11,000)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	3.066%	3-month USD-LIBOR	11/27/20	USD	3,636,600	$29,911	$(14,499)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	3.159%	3-month USD-LIBOR	10/29/20	USD	3,780,000	30,429	(12,320)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	3.250%	3-month USD-LIBOR	12/29/20	USD	3,130,000	11,425	(10,241)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.878%	3-month USD-LIBOR	04/14/20	USD	6,260,000	45,307	(20,472)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.888%	3-month USD-LIBOR	04/14/20	USD	270,000	2,205	(866)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.900%	3-month USD-LIBOR	05/29/20	USD	3,410,000	25,063	(11,826)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.938%	3-month USD-LIBOR	04/17/20	USD	260,000	1,985	(760)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	3.295%	3-month USD-LIBOR	11/07/19	USD	2,540,000	12,541	(1,669)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	3.400%	3-month USD-LIBOR	02/24/20	USD	2,590,000	9,454	(2,277)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.878%	3-month USD-LIBOR	04/14/20	USD	260,000	2,150	(850)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.888%	3-month USD-LIBOR	04/14/20	USD	6,270,000	45,301	(20,115)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.150%	3-month USD-LIBOR	05/05/20	USD	2,100,000	11,602	(4,251)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.350%	3-month USD-LIBOR	05/29/20	USD	2,890,000	10,512	(4,231)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.450%	3-month USD-LIBOR	06/08/20	USD	2,870,000	11,882	(3,572)
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.500%	3-month USD-LIBOR	06/15/20	USD	1,820,000	6,780	(2,109)
Put on 2-Year interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.065%	3-month USD-LIBOR	11/27/20	USD	7,383,400	60,692	(29,479)
Put on 2-Year interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.271%	3-month USD-LIBOR	11/09/20	USD	1,900,000	14,820	(5,383)
Put on 5-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.600%	6-month EUR-EURIBOR	06/25/19	EUR	933,000	6,988	(1,224)
								$1,038,782	$(1,073,515)

At December 31, 2018, the following over-the-counter written interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call Option-Max [0, 5-Year Swap Rate)-Exercise Rate]	Goldman Sachs International	0.305%	Pay	02/28/19	USD	7,500,000	$675	$(2,114)
							$675	$(2,114)

At December 31, 2018, the following over-the-counter purchased interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Cost	Fair Value
Call Option-Max [0, 5-Year Swap Rate)-Exercise Rate]	Citibank N.A.	0.115%	Pay	01/25/19	USD	19,620,000	$4,218	$5,669
Call Option-Max [0, 5-Year Swap Rate)-Exercise Rate]	Goldman Sachs International	0.205%	Pay	02/28/19	USD	7,500,000	2,062	6,193
							$6,280	$11,862

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index semi-annually.
(3)	Portfolio pays the exercise rate semi-annually and receives the floating rate index semi-annually.
(4)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(5)	Portfolio receives the exercise rate annually and pays the floating rate index semi-annually.

Currency Abbreviations
AUD — Australian Dollar
CAD — Canadian Dollar
EUR — EU Euro
GBP — British Pound
JPY — Japanese Yen
MXN — Mexican Peso
NZD — New Zealand Dollar
USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,240,320
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	171,440
Interest rate contracts	Net Assets — Unrealized appreciation**	671,343
Interest rate contracts	Net Assets — Unrealized appreciation***	846,856
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,242,849
Total Asset Derivatives		$4,172,808
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$169,016
Interest rate contracts	Net Assets — Unrealized depreciation**	379,519
Interest rate contracts	Net Assets — Unrealized depreciation***	2,470,827
Interest rate contracts	Written options, at fair value	1,119,435
Total Liability Derivatives		$4,138,797

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(52,804)	$450,479	$—	$—	$137,467	$ 535,142
Interest rate contracts	(600,546)	—	(228,678)	3,264,143	158,261	2,593,180
Total	$(653,350)	$450,479	$(228,678)	$3,264,143	$295,728	$3,128,322

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$271,503	$—	$—	$—	$271,503
Interest rate contracts	1,397,414	—	356,170	(4,294,743)	(782,806)	(3,323,965)
Total	$1,397,414	$271,503	$356,170	$(4,294,743)	$(782,806)	$(3,052,462)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	ANZ Bank	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank PLC	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	National Australia Bank	UBS AG	Totals
Assets:
Purchased options	$—	$—	$219,273	$—	$82,286	$301,707	$238,825	$—	$44,538	$319,347	$—	$—	$1,205,976
Forward foreign currency contracts	—	—	—	—	35,453	30,651	4,666	5,579	2,184	—	92,907	—	171,440
OTC Inflation-linked swaps	—	—	635,270	—	607,579	—	—	—	—	—	—	—	1,242,849
Total Assets	$—	$—	$854,543	$—	$725,318	$332,358	$243,491	$5,579	$46,722	$319,347	$92,907	$—	$2,620,265
Liabilities:
Forward foreign currency contracts	$3,791	$447	$2,816	$—	$42,476	$2,679	$20,211	$—	$—	$24,905	$1,543	$70,148	169,016
Written options	—	—	92,823	—	334,997	221,072	108,162	—	10,759	307,816	—	—	1,075,629
Total Liabilities	$3,791	$447	$95,639	$—	$377,473	$223,751	$128,373	$—	$10,759	$332,721	$1,543	$70,148	$1,244,645
Net OTC derivative instruments by counterparty, at fair value	$(3,791)	$(447)	$758,904	$—	$347,845	$108,607	$115,118	$5,579	$35,963	$(13,374)	$91,364	$(70,148)	1,375,620
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$(758,904)	$—	$(347,845)	$(70,000)	$(115,118)	$—	$(30,000)	$—	$—	$—	$(1,321,867)
Net Exposure(1)(2)	$(3,791)	$(447)	$—	$—	$—	$38,607	$—	$5,579	$5,963	$(13,374)	$91,364	$(70,148)	$53,753

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2018, the Portfolio had received $780,000, $400,000, and $120,000 in cash collateral from Barclays Bank PLC, Citibank N.A. and Goldman Sachs International, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $242,601,250.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,655,224
Gross Unrealized Depreciation	(8,552,053)
Net Unrealized Depreciation	$(4,896,829)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 38.4%
		Basic Materials: 1.8%
415,000	(1)	Glencore Funding LLC, 4.625%, 04/29/2024	$412,815	0.2
475,000	(1)	Syngenta Finance NV, 3.698%, 04/24/2020	471,642	0.2
495,000	(1)	Syngenta Finance NV, 3.933%, 04/23/2021	488,484	0.3
325,000	(1)	Syngenta Finance NV, 4.892%, 04/24/2025	307,841	0.2
375,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	372,188	0.2
1,375,000		Other Securities	1,365,196	0.7
			3,418,166	1.8

		Communications: 5.5%
1,900,000		AT&T, Inc., 3.000%–5.150%, 03/15/2022–03/15/2042	1,868,849	1.0
1,500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%–4.908%, 07/23/2020–07/23/2025	1,501,398	0.8
1,735,000		Comcast Corp., 3.150%–4.250%, 04/15/2024–10/15/2030	1,748,813	0.9
1,191,000		Verizon Communications, Inc., 4.329%, 09/21/2028	1,198,991	0.6
567,000		Verizon Communications, Inc., 4.125%–5.250%, 03/16/2037–04/15/2049	571,692	0.3
350,000	(1)	Wind Tre SpA, 5.000%, 01/20/2026	290,066	0.1
3,548,000		Other Securities	3,552,192	1.8
			10,732,001	5.5

		Consumer, Cyclical: 0.7%
1,250,000		Other Securities	1,254,252	0.7

		Consumer, Non-cyclical: 5.4%
150,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	140,078	0.1
250,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	232,646	0.1
900,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%–4.600%, 04/13/2028–04/15/2048	857,260	0.4
200,000	(1)	Bacardi Ltd., 5.300%, 05/15/2048	181,416	0.1
200,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	202,500	0.1
350,000	(1)	Bayer US Finance II LLC, 3.875%, 12/15/2023	344,010	0.2
525,000	(1)	Bayer US Finance II LLC, 4.250%, 12/15/2025	511,959	0.3
500,000	(1)	Bayer US Finance II LLC, 4.375%, 12/15/2028	478,620	0.2

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
475,000		Becton Dickinson and Co., 3.678%, (US0003M + 0.875%), 12/29/2020	$470,360	0.2
925,000		Becton Dickinson and Co., 2.894%–4.685%, 06/06/2022–06/06/2047	887,554	0.5
900,000	(1)	Cigna Corp., 3.750%, 07/15/2023	897,874	0.5
400,000		Constellation Brands, Inc., 3.209%, (US0003M + 0.700%), 11/15/2021	395,370	0.2
1,575,000		CVS Health Corp., 3.375%–5.125%, 07/20/2022–03/25/2048	1,535,357	0.8
300,000	(1)	Elanco Animal Health, Inc., 3.912%, 08/27/2021	302,043	0.2
100,000	(1)	Elanco Animal Health, Inc., 4.272%, 08/28/2023	100,013	0.0
350,000	(1)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	338,188	0.2
275,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	274,138	0.1
2,420,000		Other Securities	2,329,068	1.2
			10,478,454	5.4

		Energy: 4.9%
50,000		Continental Resources, Inc./OK, 4.375%, 01/15/2028	47,151	0.0
850,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	837,307	0.4
125,000	(1)	Marathon Petroleum Corp., 3.800%, 04/01/2028	117,600	0.1
780,000		Williams Partners L.P., 3.600%–3.900%, 03/15/2022–01/15/2025	764,511	0.4
9,594,000	(2)	Other Securities	7,831,158	4.0
			9,597,727	4.9

		Financial: 14.8%
525,000	(1)	AIB Group PLC, 4.750%, 10/12/2023	520,321	0.3
2,260,000	(3)	Bank of America Corp., 3.248%–6.110%, 04/01/2024–01/29/2037	2,202,495	1.1
375,000	(1)	BNP Paribas SA, 3.375%, 01/09/2025	353,525	0.2
550,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	533,711	0.3
425,000	(1)	BPCE SA, 4.000%, 09/12/2023	418,584	0.2
250,000	(1)	BPCE SA, 4.625%, 09/12/2028	247,101	0.1
575,000		Citibank NA, 3.050%, 05/01/2020	574,301	0.3
1,000,000		Citigroup, Inc., 3.400%–4.600%, 03/09/2026–07/25/2028	952,390	0.5

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
300,000		Cooperatieve Rabobank UA/NY, 2.938%, (US0003M + 0.430%), 04/26/2021	$298,597	0.2
200,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	209,127	0.1
250,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	241,582	0.1
125,000	(1)	Great-West Lifeco Finance 2018 L.P., 4.047%, 05/17/2028	127,367	0.1
200,000		HSBC Holdings PLC, 3.640%, (US0003M + 1.000%), 05/18/2024	194,908	0.1
1,825,000	(3)	JPMorgan Chase & Co., 2.950%–3.782%, 01/15/2023–01/23/2029	1,738,123	0.9
975,000	(3)	JPMorgan Chase & Co., 4.023%, 12/05/2024	983,893	0.5
4,270,000		Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/2019	4,240,100	2.2
1,000,000		Morgan Stanley, 3.887%, (US0003M + 1.400%), 10/24/2023	995,784	0.5
1,100,000	(3)	Morgan Stanley, 3.700%–4.000%, 04/24/2024–07/23/2025	1,085,126	0.6
200,000	(1)	Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/2047	181,832	0.1
175,000	(1)	Nuveen LLC, 4.000%, 11/01/2028	180,652	0.1
350,000		Royal Bank of Canada, 2.910%, (US0003M + 0.390%), 04/30/2021	347,182	0.2
475,000	(1),(3)	Standard Chartered PLC, 4.247%, 01/20/2023	470,930	0.2
250,000	(1)	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/2024	251,917	0.1
100,000	(1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	104,058	0.0
225,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/2021	223,325	0.1
11,352,000		Other Securities	11,077,663	5.7
			28,754,594	14.8

		Industrial: 1.7%
200,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	200,250	0.1
300,000	(1)	Bombardier, Inc., 7.750%, 03/15/2020	305,625	0.2
1,150,000		Northrop Grumman Corp., 2.930%–4.750%, 01/15/2025–06/01/2043	1,089,090	0.6

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
300,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/2022	$296,853	0.1
375,000	(1)	Sealed Air Corp., 5.250%, 04/01/2023	377,813	0.2
150,000		United Technologies Corp., 3.279%, (US0003M + 0.650%), 08/16/2021	149,492	0.1
825,000		Other Securities	798,093	0.4
			3,217,216	1.7

		Technology: 2.3%
1,200,000		Apple, Inc., 2.450%–4.650%, 01/13/2025–02/23/2046	1,142,258	0.6
1,150,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%–3.625%, 01/15/2022–01/15/2025	1,087,951	0.6
475,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	483,809	0.2
225,000	(1)	Microchip Technology, Inc., 3.922%, 06/01/2021	223,316	0.1
400,000	(1)	NXP BV / NXP Funding LLC, 3.875%, 09/01/2022	385,000	0.2
1,200,000		Other Securities	1,185,840	0.6
			4,508,174	2.3

		Utilities: 1.3%
125,000	(1)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	125,889	0.1
50,000	(1)	Alliant Energy Finance LLC, 4.250%, 06/15/2028	49,759	0.0
225,000	(1)	NiSource, Inc., 3.650%, 06/15/2023	225,593	0.1
150,000	(1)	Pacific Gas & Electric Co., 4.250%, 08/01/2023	139,727	0.1
400,000		Sempra Energy, 2.936%, (US0003M + 0.500%), 01/15/2021	393,398	0.2
1,705,000		Other Securities	1,618,381	0.8
			2,552,747	1.3
		Total Corporate Bonds/Notes (Cost $76,625,557)	74,513,331	38.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.1%
262,941	(4)	Fannie Mae REMIC Trust 2011-124 SC, 4.044%, (-1.000*US0001M + 6.550%), 12/25/2041	43,375	0.1
257,353	(4)	Fannie Mae REMIC Trust 2013-131 SA, 3.594%, (-1.000*US0001M + 6.100%), 12/25/2043	35,321	0.0
783,595	(4)	Freddie Mac 4583 ST, 3.545%, (-1.000*US0001M + 6.000%), 05/15/2046	125,020	0.1

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
439,081	(4)	Freddie Mac REMIC Trust 4320 SD, 3.645%, (-1.000*US0001M + 6.100%), 07/15/2039	$60,234	0.0
288,656	(4)	Freddie Mac Strips Series 304 C45, 3.000%, 12/15/2027	23,224	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 7.156%, (US0001M + 4.650%), 10/25/2028	393,931	0.2
1,053,423	(4)	Ginnie Mae 2015-111 IM, 4.000%, 08/20/2045	178,090	0.1
447,614	(4)	Ginnie Mae 2015-119 SN, 3.780%, (-1.000*US0001M + 6.250%), 08/20/2045	66,262	0.0
411,753	(4)	Ginnie Mae 2016-138 GI, 4.000%, 10/20/2046	68,804	0.1
315,711	(4)	Ginnie Mae Series 2010-20 SE, 3.780%, (-1.000*US0001M + 6.250%), 02/20/2040	48,920	0.0
69,445	(4)	Ginnie Mae Series 2013-134 DS, 3.630%, (-1.000*US0001M + 6.100%), 09/20/2043	10,211	0.0
201,940	(4)	Ginnie Mae Series 2013-152 SG, 3.680%, (-1.000*US0001M + 6.150%), 06/20/2043	29,229	0.0
458,762	(4)	Ginnie Mae Series 2013-181 SA, 3.630%, (-1.000*US0001M + 6.100%), 11/20/2043	68,658	0.0
465,560	(4)	Ginnie Mae Series 2013-183 NI, 4.500%, 10/20/2042	53,856	0.0
665,559	(4)	Ginnie Mae Series 2014-132 SL, 3.630%, (-1.000*US0001M + 6.100%), 10/20/2043	79,986	0.1
331,608	(4)	Ginnie Mae Series 2014-133 BS, 3.130%, (-1.000*US0001M + 5.600%), 09/20/2044	41,265	0.0
708,275	(4)	Ginnie Mae Series 2015-110 MS, 3.240%, (-1.000*US0001M + 5.710%), 08/20/2045	85,175	0.1
211,719	(4)	Ginnie Mae Series 2015-159 HS, 3.730%, (-1.000*US0001M + 6.200%), 11/20/2045	30,558	0.0
903,964	(4)	Ginnie Mae Series 2015-95 GI, 4.500%, 07/16/2045	195,561	0.1
455,551	(4)	Ginnie Mae Series 2016-27 IA, 4.000%, 06/20/2045	69,060	0.1
495,458	(4)	Ginnie Mae Series 2016-4 SM, 3.180%, (-1.000*US0001M + 5.650%), 01/20/2046	64,769	0.0

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
GBP 323,293		Harben Finance 2017-1X A Plc, 1.689%, (BP0003M + 0.800%), 08/20/2056	$411,726	0.2
GBP 621,210		London Wall Mortgage Capital PLC 2017-FL1 A, 1.737%, (BP0003M + 0.850%), 11/15/2049	785,641	0.4
EUR 370,607	(1),(5)	Magnolia Finance XI DAC, 2.750%, (EUR003M + 2.750%), 04/20/2020	423,987	0.2
GBP 133,222		Ripon Mortgages PLC 1X A1, 1.689%, (BP0003M + 0.800%), 08/20/2056	168,994	0.1
GBP 1,149,042		Ripon Mortgages PLC 1X A2, 1.689%, (BP0003M + 0.800%), 08/20/2056	1,457,571	0.7
250,000	(1)	Station Place Securitization Trust 2015-2 A, 2.990%, (US0001M + 1.050%), 07/15/2019	250,000	0.1
573,415		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 3.157%, (12MTA + 1.000%), 08/25/2046	537,404	0.3
234,480		Other Securities	203,450	0.1
		Total Collateralized Mortgage Obligations (Cost $6,219,567)	6,010,282	3.1

MUNICIPAL BONDS: 1.2%
		California: 0.5%
750,000		Other Securities	1,014,575	0.5

		Illinois: 0.3%
640,000		Other Securities	635,838	0.3

		Minnesota: 0.1%
141,192		Northstar Education Finance, Inc., 1.414%, (US0003M + 0.100%), 04/28/2030	140,634	0.1

		Puerto Rico: 0.3%
810,000	(2)	Other Securities	495,694	0.3
		Total Municipal Bonds (Cost $2,184,215)	2,286,741	1.2

U.S. GOVERNMENT AGENCY OBLIGATIONS(6): 37.6%
		Federal Home Loan Bank: 1.1%
900,000		2.625%, 09/12/2025	886,256	0.4
1,300,000		2.875%, 06/13/2025	1,298,111	0.7
			2,184,367	1.1

		Federal Home Loan Mortgage Corporation: 1.1%(6)
77,385		4.000%, 02/01/2041	79,658	0.0
41,778		4.000%, 02/01/2041	42,909	0.0
1,963,457		4.500%, 08/01/2048	2,060,220	1.1
			2,182,787	1.1

		Federal National Mortgage Association: 17.9%(6)
1,400,000		1.875%, 09/24/2026	1,304,745	0.7
822,515		4.000%, 02/01/2048	843,323	0.4

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS(6): (continued)
		Federal National Mortgage Association: (continued)
1,101,669		4.000%, 03/01/2048	$1,129,586	0.6
966,597		4.000%, 06/01/2048	993,028	0.5
972,456		4.000%, 06/01/2048	998,441	0.5
985,160		4.000%, 07/01/2048	1,010,210	0.5
23,000,000	(7)	4.500%, 01/25/2039	23,831,383	12.3
1,000,000	(7)	5.000%, 01/13/2040	1,047,943	0.5
3,503,048		4.000%–4.500%, 04/01/2045–02/01/2048	3,627,990	1.9
			34,786,649	17.9

		Government National Mortgage Association: 17.5%
2,336,870		4.000%, 10/20/2043	2,412,084	1.3
951,148		4.500%, 02/20/2048	987,487	0.5
1,000,100		4.500%, 04/20/2048	1,036,202	0.5
1,999,999		4.500%, 06/20/2048	2,072,564	1.1
10,871,434		4.500%, 07/20/2048	11,262,725	5.8
5,978,369		4.500%, 08/20/2048	6,193,547	3.2
3,984,541		4.500%, 10/20/2048	4,127,626	2.1
1,996,072		4.500%, 11/20/2048	2,068,318	1.1
3,000,000	(7)	5.000%, 01/01/2049	3,121,467	1.6
642,718		4.000%, 07/20/2045–10/20/2045	661,720	0.3
			33,943,740	17.5
		Total U.S. Government Agency Obligations (Cost $73,090,037)	73,097,543	37.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.7%
800,000	(1)	Exantas Capital Corp. 2018-RSO6 A Ltd., 3.285%, (US0001M + 0.830%), 06/15/2035	786,102	0.4
583,165	(1)	TPG Real Estate Finance 2018-FL-1 A Issuer Ltd., 3.205%, (US0001M + 0.750%), 02/15/2035	575,549	0.3
		Total Commercial Mortgage-Backed Securities (Cost $1,383,165)	1,361,651	0.7

U.S. TREASURY OBLIGATIONS: 5.5%
		Treasury Inflation Indexed Protected Securities: 2.5%
4,926,382		0.750%, 07/15/2028	4,825,865	2.5

		U.S. Treasury Notes: 0.6%
1,200,000		2.875%, 08/15/2028	1,219,645	0.6

		U.S. Treasury STRIP: 2.4%
1,930,000	(4),(8),(9)	2.940%, 02/15/2036	1,174,838	0.6
700,000	(4),(8),(9)	2.960%, 08/15/2036	418,476	0.2
2,930,000	(4)	3.040%, 02/15/2040	1,554,750	0.8
1,470,000	(4)	3.060%, 11/15/2040	760,841	0.4
1,470,000	(4)	3.090%, 08/15/2041	738,832	0.4
			4,647,737	2.4
		Total U.S. Treasury Obligations (Cost $10,806,251)	10,693,247	5.5

ASSET-BACKED SECURITIES: 16.5%
		Other Asset-Backed Securities: 9.1%
1,000,000	(1)	Catamaran CLO 2013-1A AR Ltd., 3.359%, (US0003M + 0.850%), 01/27/2028	$984,080	0.5
2,250,000	(1)	CBAM 2018-5A A Ltd., 3.469%, (US0003M + 1.020%), 04/17/2031	2,223,153	1.1
1,300,000	(1)	Crown Point CLO III Ltd. 2015-3A A1AR, 3.346%, (US0003M + 0.910%), 12/31/2027	1,284,328	0.7
876,244	(1)	Cutwater 2014-1A A1AR, 3.686%, (US0003M + 1.250%), 07/15/2026	875,433	0.5
800,000	(1)	KREF 2018-FL1 A Ltd., 3.402%, (US0001M + 1.100%), 06/15/2036	787,635	0.4
1,600,000	(1)	Madison Park Funding XXX Ltd. 2018-30A A, 3.186%, (US0003M + 0.750%), 04/15/2029	1,560,402	0.8
1,050,000	(1)	OCP CLO 2015-9A A1R Ltd., 3.236%, (US0003M + 0.800%), 07/15/2027	1,040,769	0.5
2,000,000	(1)	OFSI Fund VII Ltd. 2014-7A AR, 3.345%, (US0003M + 0.900%), 10/18/2026	1,987,300	1.0
600,000	(1)	Orec 2018-CRE1 A Ltd., 3.487%, (US0001M + 1.180%), 06/15/2036	591,731	0.3
349,995	(1)	Ready Capital Mortgage Financing 2018-FL2 A LLC, 3.356%, (US0001M + 0.850%), 06/25/2035	347,624	0.2
2,150,000	(1)	Saranac CLO Ltd 2014-2A A1AR, 3.875%, (US0003M + 1.230%), 11/20/2029	2,125,144	1.1
1,000,000		Soundview Home Loan Trust 2005-2 M6, 3.586%, (US0001M + 1.080%), 07/25/2035	1,011,163	0.5
975,000	(1)	TPG Real Estate Finance 2018-FL2 A Issuer Ltd., 3.585%, (US0001M + 1.130%), 11/15/2037	964,335	0.5
709,281	(1)	Trinitas CLO II Ltd. 2014-2A A1R, 3.616%, (US0003M + 1.180%), 07/15/2026	706,329	0.4
1,110,000	(1)	Tryon Park CLO Ltd. 2013-1A A1SR, 3.326%, (US0003M + 0.890%), 04/15/2029	1,090,181	0.6
			17,579,607	9.1

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: 7.4%
1,019,865	(1)	Academic Loan Funding Trust 2012-1A A2, 3.606%, (US0001M + 1.100%), 12/27/2044	$1,025,892	0.5
144,590	(1)	Bank of America Student Loan Trust 2010-1A A, 3.290%, (US0003M + 0.800%), 02/25/2043	145,322	0.1
690,747	(1)	ECMC Group Student Loan Trust 2016-1, 3.856%, (US0001M + 1.350%), 07/26/2066	701,275	0.4
489,931	(1)	Edsouth Indenture No 9 LLC 2015-1 A, 3.306%, (US0001M + 0.800%), 10/25/2056	490,415	0.2
1,100,000	(1)	EFS Volunteer No 2 LLC 2012-1 A2, 3.856%, (US0001M + 1.350%), 03/25/2036	1,121,046	0.6
650,000	(1)	EFS Volunteer No 3 LLC 2012-1 A3, 3.506%, (US0001M + 1.000%), 04/25/2033	653,931	0.3
600,000		Montana Higher Education Student Assistance Corp. 2012-1 A3, 3.520%, (US0001M + 1.050%), 07/20/2043	601,850	0.3
1,472,057	(1)	Navient Student Loan Trust 2016-5A A, 3.756%, (US0001M + 1.250%), 06/25/2065	1,484,797	0.7
715,148	(1)	Navient Student Loan Trust 2016-7 A, 3.656%, (US0001M + 1.150%), 03/25/2066	718,429	0.4
1,100,000	(1)	Nelnet Student Loan Trust 2006-2 A7, 3.070%, (US0003M + 0.580%), 01/26/2037	1,084,906	0.6
726,774	(1)	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 3.656%, (US0001M + 1.150%), 09/25/2065	736,031	0.4
240,075	(1)	Scholar Funding Trust 2010-A A, 3.259%, (US0003M + 0.750%), 10/28/2041	237,341	0.1
548,595	(1)	SLM Student Loan Trust 2003-1 A5A, 2.898%, (US0003M + 0.110%), 12/15/2032	525,273	0.3
713,709	(1)	SLM Student Loan Trust 2003-7A A5A, 3.988%, (US0003M + 1.200%), 12/15/2033	718,476	0.4
494,301		SLM Student Loan Trust 2005-4 A3, 2.610%, (US0003M + 0.120%), 01/25/2027	492,065	0.2

ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
242,343		SLM Student Loan Trust 2007-1 A5, 2.580%, (US0003M + 0.090%), 01/26/2026	$241,610	0.1
750,000		SLM Student Loan Trust 2007-2 A4, 2.550%, (US0003M + 0.060%), 07/25/2022	729,906	0.4
364,730		SLM Student Loan Trust 2007-7 A4, 2.820%, (US0003M + 0.330%), 01/25/2022	358,394	0.2
132,421		SLM Student Loan Trust 2008-2 A3, 3.240%, (US0003M + 0.750%), 04/25/2023	131,313	0.0
364,776		SLM Student Loan Trust 2008-4 A4, 4.140%, (US0003M + 1.650%), 07/25/2022	369,603	0.2
999,963		SLM Student Loan Trust 2008-5 A4, 4.190%, (US0003M + 1.700%), 07/25/2023	1,016,732	0.5
517,786		SLM Student Loan Trust 2008-6 A4, 3.590%, (US0003M + 1.100%), 07/25/2023	522,039	0.3
349,384		SLM Student Loan Trust 2008-8 A4, 3.990%, (US0003M + 1.500%), 04/25/2023	355,778	0.2
			14,462,424	7.4
		Total Asset-Backed Securities (Cost $32,022,821)	32,042,031	16.5

FOREIGN GOVERNMENT BONDS: 2.3%
1,375,000		Israel Government AID Bond, 5.500%, 09/18/2023	1,546,767	0.8
1,039,000		Israel Government AID Bond, 5.500%, 12/04/2023	1,169,561	0.6
12,926,300	(2)	Other Securities	1,727,522	0.9
		Total Foreign Government Bonds (Cost $4,866,003)	4,443,850	2.3
		Total Long-Term Investments (Cost $207,197,616)	204,448,676	105.3

SHORT-TERM INVESTMENTS: 10.0%
		Commercial Paper: 1.2%
629,000		Bell Canada, 2.800%, 01/22/2019	627,944	0.4
420,000		VW Credit, Inc., 2.700%, 01/07/2019	419,780	0.2
420,000		VW Credit, Inc., 2.700%, 01/08/2019	419,748	0.2
750,000		VW Credit, Inc., 3.200%, 03/20/2019	744,886	0.4
			2,212,358	1.2

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 8.8%
17,156,977	(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $17,156,977)	$17,156,977	8.8
		Total Short-Term Investments (Cost $19,370,050)	19,369,335	10.0

		Total Investments in Securities (Cost $226,567,666)	$223,818,011	115.3
		Liabilities in Excess of Other Assets	(29,659,410)	(15.3)
		Net Assets	$194,158,601	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	The grouping contains securities in default.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	Settlement is on a when-issued or delayed-delivery basis.
(8)	Separate Trading of Registered Interest and Principal of Securities
(9)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2018.
(10)	Rate shown is the 7-day yield as of December 31, 2018.

EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
ZAR	South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
BP0003M	3-month GBP-LIBOR
EUR003M	3-month EURIBOR
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$74,513,331	$—	$74,513,331
Collateralized Mortgage Obligations	—	5,586,295	423,987	6,010,282
Municipal Bonds	—	2,286,741	—	2,286,741
Commercial Mortgage-Backed Securities	—	1,361,651	—	1,361,651
U.S. Treasury Obligations	—	10,693,247	—	10,693,247
Asset-Backed Securities	—	32,042,031	—	32,042,031
U.S. Government Agency Obligations	—	73,097,543	—	73,097,543
Foreign Government Bonds	—	4,443,850	—	4,443,850
Short-Term Investments	17,156,977	2,212,358	—	19,369,335
Total Investments, at fair value	$17,156,977	$206,237,047	$423,987	$223,818,011
Other Financial Instruments+
Centrally Cleared Swaps	—	993,633	—	993,633
Forward Foreign Currency Contracts	—	453,347	—	453,347
Futures	1,027,634	—	—	1,027,634
Total Assets	$18,184,611	$207,684,027	$423,987	$226,292,625

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(741,021)	$—	$(741,021)
Forward Foreign Currency Contracts	—	(533,412)	—	(533,412)
Futures	(440,297)	—	—	(440,297)
OTC Swaps	—	(124,756)	—	(124,757)
Sales Commitments	—	(8,212,443)	—	(8,212,443)
Total Liabilities	$(440,297)	$(9,611,632)	$—	$(10,051,930)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 471,782	BRL 1,840,892	Bank of America N.A.	01/03/19	$(3,195)
IDR 8,732,385,466	USD 598,109	Bank of America N.A.	01/14/19	7,893
USD 78,320	INR 5,666,479	Bank of America N.A.	01/15/19	(2,879)
USD 3,298,400	GBP 2,576,945	Bank of America N.A.	01/17/19	11,399
USD 80,042	KRW 89,605,400	Bank of America N.A.	01/28/19	(446)
BRL 1,840,892	USD 470,822	Bank of America N.A.	02/04/19	3,211
EUR 407,000	USD 465,466	Bank of America N.A.	02/08/19	2,318
MXN 3,690,020	USD 180,923	Bank of America N.A.	03/20/19	4,623
USD 180,898	JPY 20,343,719	Bank of America N.A.	03/20/19	(5,861)
NOK 3,173,915	EUR 318,988	Bank of America N.A.	03/20/19	480
USD 182,594	GBP 144,137	Bank of America N.A.	03/20/19	(1,808)
NZD 272,154	USD 187,014	Bank of America N.A.	03/20/19	(4,098)
USD 183,355	EUR 158,914	Bank of America N.A.	03/20/19	104
HUF 55,052,136	USD 195,034	Bank of America N.A.	03/20/19	2,486
CAD 243,020	EUR 159,913	Bank of America N.A.	03/20/19	(6,076)
USD 123,095	BRL 479,638	Barclays Bank PLC	01/03/19	(659)
PHP 2,663,582	USD 50,725	Barclays Bank PLC	01/04/19	(70)
USD 1,081,181	PHP 57,114,476	Barclays Bank PLC	01/04/19	(4,996)
MYR 931,567	USD 222,730	Barclays Bank PLC	01/07/19	2,729
TWD 16,609,777	USD 543,052	Barclays Bank PLC	01/07/19	(2,072)
USD 108,648	INR 7,605,351	Barclays Bank PLC	01/07/19	(304)
MYR 754,589	USD 180,957	Barclays Bank PLC	01/07/19	1,670
INR 7,605,351	USD 107,992	Barclays Bank PLC	01/07/19	959
INR 12,752,764	USD 180,967	Barclays Bank PLC	01/15/19	1,776
INR 35,887,922	USD 505,514	Barclays Bank PLC	01/15/19	8,751
INR 5,521,965	USD 77,561	Barclays Bank PLC	01/15/19	1,567
INR 7,980,472	USD 113,909	Barclays Bank PLC	01/15/19	449
INR 7,605,351	USD 108,570	Barclays Bank PLC	01/15/19	412
USD 93,099	KRW 104,700,559	Barclays Bank PLC	01/28/19	(950)
USD 72,044	KRW 80,523,121	Barclays Bank PLC	01/28/19	(287)
RUB 12,053,671	USD 180,998	Barclays Bank PLC	02/21/19	(9,182)
USD 143,953	TRY 795,917	Barclays Bank PLC	03/20/19	(459)
TRY 385,003	USD 69,895	Barclays Bank PLC	03/20/19	(40)
USD 72,042	ZAR 1,035,921	Barclays Bank PLC	03/20/19	698
NOK 1,572,781	USD 179,969	Barclays Bank PLC	03/20/19	2,546
EUR 153,066	SEK 1,552,817	Barclays Bank PLC	03/20/19	225
EUR 319,063	CAD 492,719	Barclays Bank PLC	03/20/19	6,371
USD 175,151	SEK 1,544,578	Barclays Bank PLC	03/20/19	(197)
EUR 160,087	GBP 144,781	Barclays Bank PLC	03/20/19	(622)
USD 79,507	CNH 548,668	Barclays Bank PLC	03/20/19	(360)
USD 181,961	GBP 142,986	Barclays Bank PLC	03/20/19	(968)
JPY 40,764,684	USD 363,092	Barclays Bank PLC	03/20/19	11,135

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 407,953	USD 520,833	Barclays Bank PLC	03/20/19	$1,082
JPY 20,254,575	USD 181,050	Barclays Bank PLC	03/20/19	4,891
HUF 51,654,144	EUR 160,075	Barclays Bank PLC	03/20/19	738
PLN 1,807,423	EUR 417,873	Barclays Bank PLC	03/20/19	1,967
USD 1,434,854	CAD 1,905,953	Barclays Bank PLC	03/20/19	36,269
ZAR 1,038,850	USD 71,988	Barclays Bank PLC	03/20/19	(443)
CZK 13,333,627	EUR 512,548	Barclays Bank PLC	03/20/19	3,896
TRY 595,936	USD 109,061	Barclays Bank PLC	03/20/19	(934)
PHP 9,619,523	USD 181,043	Citibank N.A.	01/04/19	1,897
IDR 3,176,086,128	USD 218,033	Citibank N.A.	01/14/19	2,378
ARS 2,815,706	USD 71,086	Citibank N.A.	01/14/19	2,497
USD 144,954	IDR 2,111,694,971	Citibank N.A.	01/14/19	(1,591)
USD 259,466	MXN 5,387,278	Citibank N.A.	02/07/19	(13,099)
USD 195,118	RUB13,004,896	Citibank N.A.	02/21/19	9,743
RUB 7,245,197	USD 107,992	Citibank N.A.	02/21/19	(4,717)
USD 180,986	RUB 12,072,919	Citibank N.A.	02/21/19	8,896
TRY 386,961	USD 70,105	Citibank N.A.	03/20/19	106
USD 181,092	JPY 20,101,915	Citibank N.A.	03/20/19	(3,448)
JPY 60,301,250	EUR 475,000	Citibank N.A.	03/20/19	5,831
NOK 1,585,883	EUR 159,014	Citibank N.A.	03/20/19	668
EUR 158,090	CZK 4,098,252	Citibank N.A.	03/20/19	(560)
GBP 62,701	EUR 69,316	Citibank N.A.	03/20/19	284
USD 362,652	EUR 317,901	Citibank N.A.	03/20/19	(3,935)
CNH 1,253,743	USD 181,033	Citibank N.A.	03/20/19	1,470
AUD 252,105	NZD 265,174	Citibank N.A.	03/20/19	(422)
SEK 2,909,187	EUR 284,145	Citibank N.A.	03/20/19	2,603
CAD 291,288	USD 217,575	Citibank N.A.	03/20/19	(3,828)
GBP 764,202	USD 979,401	Citibank N.A.	03/20/19	(1,719)
TRY 710,081	USD 124,962	Citibank N.A.	03/20/19	3,876
USD 600,471	JPY 67,153,065	Citibank N.A.	03/20/19	(16,007)
NOK 615,009	USD 72,639	Citibank N.A.	03/20/19	(1,269)
NOK 1,540,653	EUR 158,874	Citibank N.A.	03/20/19	(4,418)
USD 564,083	AUD 764,000	Citibank N.A.	03/20/19	25,254
CAD 724,097	EUR 480,017	Citibank N.A.	03/20/19	(22,190)
CNH 810,612	USD 116,409	Citibank N.A.	03/20/19	1,589
EUR 95,747	NOK 935,377	Citibank N.A.	03/20/19	1,863
USD 367,306	AUD 501,113	Citibank N.A.	03/20/19	13,884
EUR 242,543	NOK 2,366,884	Citibank N.A.	03/20/19	5,021
NOK 3,302,260	EUR 338,685	Citibank N.A.	03/20/19	(7,339)
USD 126,401	COP 407,985,508	Credit Suisse International	01/28/19	940
USD 79,898	TWD 2,457,026	Deutsche Bank AG	01/07/19	(127)
IDR 2,182,643,469	USD 151,995	Deutsche Bank AG	01/14/19	(526)
INR 12,996,274	USD 180,962	Deutsche Bank AG	01/15/19	5,271
INR 6,100,769	USD 86,943	Deutsche Bank AG	01/15/19	480
USD 1,472,600	INR 107,750,110	Deutsche Bank AG	01/15/19	(71,431)
INR 15,445,150	USD 219,909	Deutsche Bank AG	01/15/19	1,416
USD 63,884	TWD 1,961,544	Deutsche Bank AG	01/18/19	(197)
KRW 202,492,337	USD 181,072	Deutsche Bank AG	01/28/19	819
COP 569,890,293	USD 181,090	Deutsche Bank AG	01/28/19	(5,840)
EUR 269,135	USD 307,077	Deutsche Bank AG	02/08/19	2,253
CNH 818,448	USD 119,012	Deutsche Bank AG	03/20/19	126
JPY 40,756,260	USD 361,834	Deutsche Bank AG	03/20/19	12,316
USD 180,131	JPY 19,857,161	Deutsche Bank AG	03/20/19	(2,161)
JPY 40,409,003	USD 362,106	Deutsche Bank AG	03/20/19	8,856
USD 181,123	AUD 251,920	Deutsche Bank AG	03/20/19	3,450
EUR 158,090	HUF 50,889,096	Deutsche Bank AG	03/20/19	(282)
USD 181,063	CNH 1,251,472	Deutsche Bank AG	03/20/19	(1,109)
CNH 1,251,483	USD 181,120	Deutsche Bank AG	03/20/19	1,054
EUR 159,851	USD 183,473	Deutsche Bank AG	03/20/19	859
USD 180,926	CNH 1,240,390	Deutsche Bank AG	03/20/19	367
AUD 549,075	USD 405,837	Deutsche Bank AG	03/20/19	(18,589)
USD 426,770	EUR 373,000	Deutsche Bank AG	03/20/19	(3,354)
AUD 246,987	USD 180,793	Deutsche Bank AG	03/20/19	(6,600)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 160,033	PLN 691,700	Deutsche Bank AG	03/20/19	$(622)
BRL 705,874	USD 180,901	JPMorgan Chase Bank N.A.	01/03/19	1,225
PHP 3,499,623	USD 65,979	JPMorgan Chase Bank N.A.	01/04/19	575
PHP 3,758,884	USD 70,853	JPMorgan Chase Bank N.A.	01/04/19	632
USD 180,320	PHP 9,544,314	JPMorgan Chase Bank N.A.	01/04/19	(1,190)
USD 463,569	TWD 14,152,751	JPMorgan Chase Bank N.A.	01/07/19	2,614
USD 396,970	IDR 5,774,627,130	JPMorgan Chase Bank N.A.	01/14/19	(3,772)
USD 181,103	IDR 2,625,756,181	JPMorgan Chase Bank N.A.	01/14/19	(1,117)
USD 181,007	IDR 2,609,488,136	JPMorgan Chase Bank N.A.	01/14/19	(84)
IDR 2,664,008,216	USD 181,081	JPMorgan Chase Bank N.A.	01/14/19	3,793
IDR 7,486,573,911	USD 500,389	JPMorgan Chase Bank N.A.	01/14/19	19,157
TWD 14,152,751	USD 464,177	JPMorgan Chase Bank N.A.	01/18/19	(1,827)
USD 181,053	KRW 201,298,402	JPMorgan Chase Bank N.A.	01/28/19	235
KRW 119,682,367	USD 107,992	JPMorgan Chase Bank N.A.	01/28/19	(486)
KRW 131,559,867	USD 117,517	JPMorgan Chase Bank N.A.	01/28/19	658
COP 1,148,117,808	USD 358,596	JPMorgan Chase Bank N.A.	01/28/19	(5,533)
EUR 589,041	USD 676,011	JPMorgan Chase Bank N.A.	02/08/19	1,000
MXN 5,415,781	USD 271,971	JPMorgan Chase Bank N.A.	03/20/19	353
AUD 250,558	USD 181,172	JPMorgan Chase Bank N.A.	03/20/19	(4,460)
USD 180,993	MXN 3,690,397	JPMorgan Chase Bank N.A.	03/20/19	(4,572)
USD 179,869	MXN 3,620,775	JPMorgan Chase Bank N.A.	03/20/19	(2,195)
NOK 625,094	EUR 62,884	JPMorgan Chase Bank N.A.	03/20/19	25
MXN 3,695,206	USD 180,943	JPMorgan Chase Bank N.A.	03/20/19	4,864
GBP 143,125	EUR 160,140	JPMorgan Chase Bank N.A.	03/20/19	(1,558)
USD 360,729	AUD 493,819	JPMorgan Chase Bank N.A.	03/20/19	12,451
CAD 97,474	JPY 8,128,454	JPMorgan Chase Bank N.A.	03/20/19	(3,094)
PLN 689,156	EUR 160,031	JPMorgan Chase Bank N.A.	03/20/19	(56)
CZK 13,382,392	EUR 513,463	JPMorgan Chase Bank N.A.	03/20/19	5,016
USD 19,702	BRL 76,462	Morgan Stanley & Co. International PLC	01/03/19	(27)
USD 180,983	BRL 696,694	Morgan Stanley & Co. International PLC	01/03/19	1,226
USD 180,903	BRL 705,233	Morgan Stanley & Co. International PLC	01/03/19	(1,057)
BRL 3,093,046	USD 800,064	Morgan Stanley & Co. International PLC	01/03/19	(2,013)
PHP 47,117,177	USD 897,812	Morgan Stanley & Co. International PLC	01/04/19	(1,759)
MYR 756,110	USD 181,088	Morgan Stanley & Co. International PLC	01/10/19	1,928
USD 144,949	IDR 2,104,368,130	Morgan Stanley & Co. International PLC	01/14/19	(1,088)
ARS 14,003,731	USD 358,427	Morgan Stanley & Co. International PLC	01/14/19	7,531
INR 20,630,600	USD 290,000	Morgan Stanley & Co. International PLC	01/15/19	5,631
INR 4,906,760	USD 69,212	Morgan Stanley & Co. International PLC	01/15/19	1,101
USD 528,839	ZAR 7,643,099	Morgan Stanley & Co. International PLC	01/15/19	(1,581)
USD 180,968	INR 13,103,870	Morgan Stanley & Co. International PLC	01/15/19	(6,807)
USD 326,907	KRW 368,015,526	Morgan Stanley & Co. International PLC	01/28/19	(3,667)
USD 895,423	PHP 47,117,177	Morgan Stanley & Co. International PLC	02/04/19	(1,494)
USD 108,972	BRL 420,284	Morgan Stanley & Co. International PLC	02/04/19	748
USD 181,116	BRL 702,623	Morgan Stanley & Co. International PLC	02/04/19	189
BRL 422,812	USD 108,552	Morgan Stanley & Co. International PLC	02/04/19	323
RUB 5,901,105	USD 86,943	Morgan Stanley & Co. International PLC	02/21/19	(2,827)
RUB 6,118,890	USD 91,376	Morgan Stanley & Co. International PLC	02/21/19	(4,156)
RUB 7,816,206	USD 115,812	Morgan Stanley & Co. International PLC	02/21/19	(4,398)
RUB 12,211,680	USD 181,047	Morgan Stanley & Co. International PLC	02/21/19	(6,978)
USD 180,907	RUB 12,095,744	Morgan Stanley & Co. International PLC	02/21/19	8,492
SGD 161,824	USD 119,012	Morgan Stanley & Co. International PLC	03/20/19	(74)
CNH 599,937	USD 86,943	Morgan Stanley & Co. International PLC	03/20/19	388
AUD 101,818	JPY 7,940,253	Morgan Stanley & Co. International PLC	03/20/19	(1,083)
USD 179,889	MXN 3,580,816	Morgan Stanley & Co. International PLC	03/20/19	(167)
USD 108,913	CNH 751,238	Morgan Stanley & Co. International PLC	03/20/19	(442)
ZAR 992,537	USD 72,116	Morgan Stanley & Co. International PLC	03/20/19	(3,760)
USD 71,964	TRY 397,438	Morgan Stanley & Co. International PLC	03/20/19	(147)
CAD 452,217	USD 336,402	Morgan Stanley & Co. International PLC	03/20/19	(4,566)
PLN 682,868	USD 181,019	Morgan Stanley & Co. International PLC	03/20/19	1,781
USD 79,786	SGD 109,371	Morgan Stanley & Co. International PLC	03/20/19	(599)
USD 366,490	EUR 318,857	Morgan Stanley & Co. International PLC	03/20/19	(1,200)
CAD 722,230	USD 543,979	Morgan Stanley & Co. International PLC	03/20/19	(14,008)
EUR 308,012	RON 1,447,194	Morgan Stanley & Co. International PLC	03/20/19	(549)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD 147,235	USD 107,992	Morgan Stanley & Co. International PLC	03/20/19	$223
USD 2,139,744	CNH 14,922,028	Morgan Stanley & Co. International PLC	03/20/19	(32,400)
SGD 159,106	USD 116,409	Morgan Stanley & Co. International PLC	03/20/19	532
EUR 2,711,355	USD 3,112,567	Morgan Stanley & Co. International PLC	03/20/19	14,027
USD 361,964	CAD 480,381	Morgan Stanley & Co. International PLC	03/20/19	9,462
NOK 1,582,053	EUR 157,932	RBC Europe Limited	03/20/19	1,472
EUR 71,850	NOK 712,642	RBC Europe Limited	03/20/19	154
USD 180,027	MXN 3,616,244	RBC Europe Limited	03/20/19	(1,810)
CAD 485,332	USD 361,969	RBC Europe Limited	03/20/19	(5,833)
NOK 1,567,753	EUR 159,835	RBC Europe Limited	03/20/19	(2,382)
NZD 263,150	USD 179,105	RBC Europe Limited	03/20/19	(2,240)
USD 363,612	EUR 317,993	RBC Europe Limited	03/20/19	(3,081)
JPY 20,272,675	USD 181,095	RBC Europe Limited	03/20/19	5,012
NZD 264,153	USD 181,688	RBC Europe Limited	03/20/19	(4,149)
CAD 243,055	EUR 160,058	RBC Europe Limited	03/20/19	(6,217)
CAD 243,996	EUR 159,844	RBC Europe Limited	03/20/19	(5,279)
CAD 241,164	USD 180,986	RBC Europe Limited	03/20/19	(4,020)
USD 181,160	CAD 238,760	RBC Europe Limited	03/20/19	5,958
MXN 2,979,629	USD 145,036	RBC Europe Limited	03/20/19	4,789
AUD 1,066,259	USD 773,320	RBC Europe Limited	03/20/19	(21,316)
GBP 206,737	USD 266,059	State Street Bank and Trust Co.	01/17/19	(2,358)
USD 1,788,374	EUR 1,552,974	State Street Bank and Trust Co.	02/08/19	3,472
USD 1,252,970	EUR 1,088,045	State Street Bank and Trust Co.	02/08/19	2,432
GBP 138,066	USD 176,540	State Street Bank and Trust Co.	03/20/19	95
CAD 104,869	USD 77,181	State Street Bank and Trust Co.	03/20/19	(228)
USD 77,287	SEK 687,195	State Street Bank and Trust Co.	03/20/19	(727)
USD 181,022	JPY 19,983,862	State Street Bank and Trust Co.	03/20/19	(2,434)
SEK 1,631,533	EUR 158,955	State Street Bank and Trust Co.	03/20/19	1,920
NOK 1,581,240	EUR 158,934	State Street Bank and Trust Co.	03/20/19	222
NOK 1,590,563	EUR 160,144	State Street Bank and Trust Co.	03/20/19	(91)
NOK 1,570,468	EUR 159,946	State Street Bank and Trust Co.	03/20/19	(2,195)
USD 439,237	EUR 382,858	State Street Bank and Trust Co.	03/20/19	(2,256)
AUD 503,610	EUR 318,024	State Street Bank and Trust Co.	03/20/19	(11,546)
GBP 144,885	EUR 158,918	State Street Bank and Trust Co.	03/20/19	2,103
NOK 5,411,512	EUR 555,089	State Street Bank and Trust Co.	03/20/19	(12,116)
NZD 261,009	USD 180,736	State Street Bank and Trust Co.	03/20/19	(5,310)
USD 180,905	JPY 20,215,709	State Street Bank and Trust Co.	03/20/19	(4,679)
AUD 496,030	USD 366,308	State Street Bank and Trust Co.	03/20/19	(16,471)
NOK 3,114,025	EUR 320,119	State Street Bank and Trust Co.	03/20/19	(7,775)
USD 180,878	JPY 20,330,522	State Street Bank and Trust Co.	03/20/19	(5,760)
CAD 97,173	AUD 100,015	State Street Bank and Trust Co.	03/20/19	768
SEK 7,091,227	EUR 690,527	State Street Bank and Trust Co.	03/20/19	8,749
USD 2,397,873	NZD 3,519,814	State Street Bank and Trust Co.	03/20/19	32,183
USD 951,615	CAD 1,265,357	State Street Bank and Trust Co.	03/20/19	23,097
EUR 153,933	USD 177,003	UBS AG	03/20/19	505
EUR 148,938	SEK 1,529,197	UBS AG	03/20/19	(1,854)
USD 182,405	EUR 158,140	UBS AG	03/20/19	45
NZD 270,118	EUR 158,974	UBS AG	03/20/19	(1,773)
EUR 158,890	CHF 179,501	UBS AG	03/20/19	(713)
NOK 1,564,832	EUR 160,146	UBS AG	03/20/19	(3,079)
SEK 1,644,443	EUR 159,112	UBS AG	03/20/19	3,205
NZD 273,882	USD 188,742	UBS AG	03/20/19	(4,664)
CAD 239,975	USD 181,042	UBS AG	03/20/19	(4,949)
USD 106,250	CAD 139,904	UBS AG	03/20/19	3,588
CAD 121,152	USD 91,264	UBS AG	03/20/19	(2,363)
EUR 320,883	CHF 363,460	UBS AG	03/20/19	(2,416)
AUD 500,964	USD 365,567	UBS AG	03/20/19	(12,251)
CHF 1,677,488	EUR 1,490,054	UBS AG	03/20/19	686
				$(80,065)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following futures contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Euro-Bobl 5-Year	47	03/07/19	$7,136,241	$19,143
Euro-Bund	27	03/07/19	5,059,155	21,112
U.S. Treasury 10-Year Note	95	03/20/19	11,591,484	99,113
U.S. Treasury 2-Year Note	138	03/29/19	29,299,125	198,267
U.S. Treasury 5-Year Note	73	03/29/19	8,372,188	69,742
U.S. Treasury Long Bond	17	03/20/19	2,482,000	43,916
U.S. Treasury Ultra Long Bond	85	03/20/19	13,655,781	571,033
			$77,595,974	$1,022,326
Short Contracts:
3-Month Euribor	(124)	12/16/19	(35,607,076)	(19,570)
90-Day Eurodollar	(18)	06/17/19	(4,379,175)	(8,521)
90-Day Eurodollar	(13)	09/16/19	(3,163,550)	(4,580)
90-Day Eurodollar	(459)	12/16/19	(111,709,125)	(312,326)
90-Day Eurodollar	(42)	12/14/20	(10,240,650)	(55,672)
Euro-OAT	(29)	03/07/19	(5,010,598)	5,308
Long-Term Euro-BTP	(7)	03/07/19	(1,025,149)	(27,284)
U.S. Treasury Ultra 10-Year Note	(3)	03/20/19	(390,234)	(12,344)
			$(171,525,557)	$(434,989)

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX Emerging Market, Series 30, Version 1	Buy	(1.000)	12/20/23	USD 160,000	$7,508	$ (188)
					$7,508	$ (188)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade, Series 31, Version 1	Sell	1.000	12/20/23	USD 10,320,000	57,286	$(63,929)
iTraxx Europe, Series 30, Version 1	Sell	1.000	12/20/23	EUR 820,000	5,414	(1,860)
					62,700	$(65,789)

At December 31, 2018, the following over-the-counter credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation(2)	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Termination Date	Notional Amount(3)		Fair Value(4)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	50,000	$(801)	$128	$(929)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	2,830,000	(45,341)	12,855	(58,196)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	40,000	(641)	33	(674)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Counterparty	Reference Entity/Obligation(2)	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Termination Date	Notional Amount(3)		Fair Value(4)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	12/20/21	USD	90,000	$(1,595)	$(199)	$(1,396)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	12/20/21	USD	360,000	(6,381)	(849)	(5,532)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	12/20/21	USD	100,000	(1,773)	(42)	(1,731)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	250,000	(4,005)	277	(4,283)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	1,680,000	(26,916)	4,737	(31,653)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	310,000	(4,967)	793	(5,760)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	1,080,000	(17,303)	5,529	(22,832)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	80,000	(1,282)	149	(1,431)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	10,000	(160)	(1)	(159)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	160,000	(2,564)	186	(2,750)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	12/20/21	USD	360,000	(6,381)	794	(7,175)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	110,000	(1,762)	282	(2,044)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	50,000	(801)	56	(857)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	20,000	(321)	41	(362)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD	110,000	(1,762)	199	(1,961)
							$(124,756)	$24,968	$(149,725)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Payments made quarterly.

(3)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)	Payments received quarterly.

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Brazil Interbank Deposit Rate (BZDIOVER)	Monthly	7.250%	Monthly	01/02/20	BRL	12,072,126	$23,662	$22,880
Pay	1-day Brazil Interbank Deposit Rate (BZDIOVER)	Monthly	8.000	Monthly	01/04/21	BRL	3,700,000	12,517	12,241
Pay	3-month CAD-CDOR	Quarterly	2.500	Semi-Annual	03/20/21	CAD	4,330,000	16,744	15,368
Pay	3-month CAD-CDOR	Semi-Annual	2.500	Semi-Annual	03/20/24	CAD	9,440,000	67,194	68,100
Pay	6-month CHF-LIBOR	Semi-Annual	1.050	Annual	08/07/28	CHF	3,850,000	49,513	51,290
Pay	3-month EUR-EURIBOR	Quarterly	(0.085)	Annual	11/22/20	EUR	23,620,000	33,101	31,692
Pay	3-month EUR-EURIBOR	Quarterly	(0.100)	Annual	01/16/21	EUR	11,900,000	37,320	38,031
Pay	6-month EUR-EURIBOR	Semi-Annual	0.350	Annual	12/16/21	EUR	19,980,000	167,537	220,117
Pay	6-month EUR-EURIBOR	Semi-Annual	0.600	Annual	09/28/22	EUR	9,120,000	78,968	76,887
Pay	6-month EUR-EURIBOR	Semi-Annual	0.500	Annual	03/20/23	EUR	6,200,000	111,051	26,268
Pay	6-month EUR-EURIBOR	Semi-Annual	0.670	Annual	08/03/23	EUR	5,780,000	68,583	52,435
Pay	6-month EUR-EURIBOR	Semi-Annual	0.500	Annual	03/20/24	EUR	25,140,000	364,072	109,459
Pay	6-month EUR-EURIBOR	Semi-Annual	1.000	Annual	03/20/29	EUR	3,020,000	50,836	23,203
Pay	6-month EUR-EURIBOR	Semi-Annual	1.500	Annual	06/19/29	EUR	1,890,000	(2,122)	5,800
Pay	28-day MXN TIIE-BANXICO	Monthly	9.300	Monthly	10/27/28	MXN	29,775,000	4,638	19,738
Pay	6-month NOK-NIBOR	Semi-Annual	2.000	Annual	03/20/24	NOK	12,100,000	11,510	6,759
Pay	3-month NZD-BBR-FRA	Quarterly	2.250	Semi-Annual	03/20/21	NZD	14,800,000	52,158	28,105
Pay	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	12/21/27	USD	2,850,000	(3,215)	54,799
Pay	3-month USD-LIBOR	Quarterly	3.000	Semi-Annual	09/20/28	USD	990,000	6,548	18,919
Pay	3-month USD-LIBOR	Quarterly	3.000	Semi-Annual	03/20/29	USD	780,000	19,452	14,135
Pay	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	06/16/37	USD	1,160,000	(21,420)	27,973
Pay	3-month USD-LIBOR	Quarterly	3.500	Semi-Annual	11/08/48	USD	1,250,000	86,898	63,893
Receive	6-month AUD-BBSW	Semi-Annual	2.750	Semi-Annual	03/20/24	AUD	11,250,000	(194,481)	(48,318)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.250	Annual	12/19/28	EUR	170,000	(8,529)	(1,335)
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	1.100	Annual	08/01/23	GBP	3,310,000	(23,837)	(16,573)
Receive	6-month GBP-LIBOR	Semi-Annual	2.000	Semi-Annual	06/21/28	GBP	3,220,000	(85,492)	3,595
Receive	6-month GBP-LIBOR	Semi-Annual	1.900	Semi-Annual	08/03/28	GBP	2,430,000	(49,294)	(44,603)
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	1.150	Annual	12/18/28	GBP	600,000	577	(165)
Receive	6-month JPY-LIBOR	Semi-Annual	0.500	Semi-Annual	03/22/28	JPY	160,720,000	(17,818)	(15,652)
Receive	6-month JPY-LIBOR	Semi-Annual	1.250	Semi-Annual	06/14/38	JPY	42,400,000	(12,617)	(6,400)
Receive	6-month JPY-LIBOR	Semi-Annual	1.000	Semi-Annual	03/20/49	JPY	219,540,000	(150,474)	(66,419)
Receive	3-month KWCDC	Quarterly	2.250	Quarterly	09/20/28	KRW	1,196,690,000	(17,366)	(18,692)
Receive	6-month PLZ-WIBOR	Semi-Annual	2.550	Annual	03/21/23	PLN	6,130,000	(33,710)	(37,991)
Receive	3-month SEK-STIBOR	Quarterly	0.050	Annual	01/16/21	SEK	112,640,000	5,753	1,946
Receive	3-month SEK-STIBOR	Quarterly	0.500	Annual	12/16/21	SEK	171,610,000	(64,464)	(140,271)
Receive	3-month SEK-STIBOR	Quarterly	0.500	Annual	03/20/23	SEK	49,830,000	(19,215)	(3,447)
Receive	3-month SEK-STIBOR	Quarterly	0.750	Annual	03/20/24	SEK	135,100,000	(136,609)	(18,413)
Receive	3-month SEK-STIBOR	Quarterly	1.250	Annual	03/20/29	SEK	11,400,000	(9,309)	(2,716)
Receive	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	03/20/21	USD	19,380,000	(47,811)	(103,088)
Receive	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	03/20/24	USD	11,580,000	(96,050)	(143,555)
Receive	3-month USD-LIBOR	Quarterly	3.250	Semi-Annual	10/27/28	USD	500,000	(8,357)	(7,406)
								$266,442	$318,589

The following sales commitments were held by the VY® Goldman Sachs Bond Portfolio at December 31, 2018:

Principal Amount	Description	Contractual Settlement Date	Fair Value
$(3,000,000)	Fannie Mae, 4.000%, due 08/25/40	01/14/19	$(3,059,358)
(3,000,000)	Ginnie Mae, 4.500%, due 06/20/41	01/23/19	(3,104,793)
(2,000,000)	Ginnie Mae, 4.000%, due 09/20/40	01/23/19	(2,048,292)
	Total Sales Commitments Proceeds receivable $(8,149,180)		$(8,212,443)

Currency Abbreviations

ARS — Argentine Peso

AUD — Australian Dollar

BRL — Brazilian Real

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

CAD — Canadian Dollar

CHF — Swiss Franc

CNH — Chinese Offshore Yuan

COP — Colombian Peso

CZK — Czech Koruna

EUR — EU Euro

GBP — British Pound

HUF — Hungarian Forint

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PHP — Philippine Peso

PLN — Polish Zloty

RON — Romanian New Leu

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$453,347
Interest rate contracts	Net Assets — Unrealized appreciation*	1,027,634
Interest rate contracts	Net Assets — Unrealized appreciation**	993,633
Credit contracts	Upfront payments paid on swap agreements	26,060
Total Asset Derivatives		$2,500,674
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$533,412
Interest rate contracts	Net Assets — Unrealized depreciation*	440,297
Credit contracts	Net Assets — Unrealized depreciation**	65,977
Interest rate contracts	Net Assets — Unrealized depreciation**	675,044
Credit contracts	Upfront payments received on OTC swap agreements	1,092
Credit contracts	Unrealized depreciation on OTC swap agreements	149,725
Total Liability Derivatives		$1,865,547

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(278,216)	$(278,216)
Foreign exchange contracts	(2,083,999)	—	—	(2,083,999)
Interest rate contracts	—	(1,503,644)	173,354	(1,330,290)
Total	$(2,083,999)	$(1,503,644)	$(104,862)	$(3,692,505)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$219,838	$219,838
Foreign exchange contracts	(555,073)	—	—	(555,073)
Interest rate contracts	—	549,795	604,418	1,154,213
Total	$(555,073)	$549,795	$824,256	$818,978

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	RBC Europe Limited	State Street Bank and Trust Co.	UBS AG	Totals
Assets:
Forward foreign currency contracts	$32,514	$88,131	$87,860	$940	$37,267	$52,598	$53,582	$17,385	$75,041	$8,029	$453,347
Total Assets	$32,514	$88,131	$87,860	$940	$37,267	$52,598	$53,582	$17,385	$75,041	$8,029	$453,347
Liabilities:
Forward foreign currency contracts	$24,363	$22,543	$84,542	$—	$110,838	$29,944	$96,847	$56,327	$73,946	$34,062	$533,412
OTC credit default swaps	—	56,532	35,888		27,690	4,646	—	—	—	—	124,756
Total Liabilities	$24,363	$79,075	$120,430	$—	$138,528	$34,590	$96,847	$56,327	$73,946	$34,062	$658,168
Net OTC derivative instruments by counterparty, at fair value	$8,151	$9,056	$(32,570)	$940	$(101,261)	$18,008	$(43,265)	$(38,942)	$1,095	$(26,033)	$(204,821)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$30,000	$—	$101,261	$(18,008)	$—	$—	$—	$—	$113,253
Net Exposure(1)(2)	$8,151	$9,056	$(2,570)	$940	$—	$—	$(43,265)	$(38,942)	$1,095	$(26,033)	$(91,568)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2018, the Portfolio had pledged $230,000 in cash collateral to Deutsche Bank AG. In addition, the Portfolio had received $20,000 in cash collateral from JPMorgan Chase Bank N.A. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $227,135,166.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,863,823
Gross Unrealized Depreciation	(5,388,358)
Net Unrealized Depreciation	$(2,524,535)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2018 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.1491
Class I	NII	$0.2324
Class S	NII	$0.1965
VY® Goldman Sachs Bond Portfolio	NII	$0.2231

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust or VVIT and (800) 366-0066 for Voya Investors Trust or VIT.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	Dentaquest, Boston, MA (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired.	150	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015–Present	Retired.	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	VIT: January 1994–Present VVIT: February 2002–Present	Retired.	150	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro (3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trusts as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2018, Patrick W. Kenny retired as Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	VIT: November 1999–Present VVIT October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003–Present
Senior Vice President and Secretary of Voya Investments, LLC (December 2018–Present) and Voya Funds Services, LLC (March 2010–Present); Senior Vice President and Chief Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB-ADVISORY CONTRACTS, AND SUB-SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2018, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT”) (together, the “Trusts”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of VY® BlackRock Inflation Protected Bond Portfolio, a series of VIT, and on behalf of VY® Goldman Sachs Bond Portfolio, a series of VVIT (together, the “Portfolios”), the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”), and the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract”) with the sub-sub-adviser to VY® BlackRock Inflation Protected Bond Portfolio (the “Sub-Sub-Adviser”), for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers or Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract, each Sub-Advisory Contract, and the Sub-Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts, Sub-Advisory Contracts, and Sub-Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management, sub-advisory, and sub-sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts, Sub-Advisory Contracts, and the Sub-Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory, and sub-sub-advisory arrangements, as applicable.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-adviser(s), if any. In addition, the Manager provides administrative services reasonably necessary for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-adviser(s), if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers and Sub-Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and sub-sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers and sub-sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Advisers and Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, the Sub-Advisers, and the Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser, and the Sub-Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts and Sub-Sub-Advisory Contract were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers and Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, the Sub-Advisers, or the Sub-Sub-Adviser, as applicable, for these

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the respective Sub-Adviser. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers or Sub-Sub-Adviser, which are not affiliated with the Manager, because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by- account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager’s, Sub-Advisers’, and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management Contract, Sub-Advisory Contract, and, as applicable, Sub-Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels and asset flows. Each Portfolio’s management fee

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, one-year, and ten-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations that there was a change in the Portfolio’s portfolio management team in March 2018, and that, during more recent periods, the Portfolio’s performance has been favorable; and (2) management’s representations of the effect that the composition of its Morningstar category had on the Portfolio’s performance relative to its Morningstar category due to, among other matters, differences between the Portfolio’s strategies and the strategies of the other funds in the category.

In considering the fees payable under the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management, Sub-Advisory and Sub-Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Goldman Sachs Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Goldman Sachs Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s: (1) representations regarding the impact of security selection and sector allocation on the Portfolio’s performance; (2) views of the effect of the Portfolio’s investment style on its performance vis-à-vis its peers; (3) discussion of the reasonableness of the Portfolio’s three-year performance; and (4) confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1218-022219)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $26,908 for the year ended December 31, 2018 and $22,439 for the year ended December 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,700 for the year ended December 31, 2018 and $2,700 for the year ended December 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,327 for the year ended December 31, 2018 and $5,283 for the year ended December 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2018 and $0 for the year ended December 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2018 and December 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Variable Insurance Trust	$8,027	$7,983
Voya Investments, LLC (1)	$38,950	$122,200

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VY® Goldman Sachs Bond Portfolio (the Fund), a series of Voya Variable Insurance Trust, including the summary portfolio of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolio of investments. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2019

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 38.4%
		Basic Materials: 1.8%
300,000		DowDuPont, Inc., 4.205%, 11/15/2023	307,077	0.2
175,000		DowDuPont, Inc., 4.493%, 11/15/2025	180,517	0.1
200,000		DowDuPont, Inc., 4.725%, 11/15/2028	207,824	0.1
415,000	(1)	Glencore Funding LLC, 4.625%, 04/29/2024	412,815	0.2
225,000		LyondellBasell Industries NV, 5.000%, 04/15/2019	225,249	0.1
75,000		Sherwin-Williams Co/The, 2.750%, 06/01/2022	72,656	0.0
75,000		Sherwin-Williams Co/The, 3.125%, 06/01/2024	71,695	0.0
200,000		Sherwin-Williams Co/The, 3.450%, 06/01/2027	186,873	0.1
125,000		Sherwin-Williams Co/The, 4.500%, 06/01/2047	113,305	0.1
475,000	(1)	Syngenta Finance NV, 3.698%, 04/24/2020	471,642	0.2
495,000	(1)	Syngenta Finance NV, 3.933%, 04/23/2021	488,485	0.3
325,000	(1)	Syngenta Finance NV, 4.892%, 04/24/2025	307,841	0.2
375,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	372,187	0.2
			3,418,166	1.8

		Communications: 5.5%
550,000		21st Century Fox America, Inc., 4.000%, 10/01/2023	564,815	0.3
100,000		21st Century Fox America, Inc., 6.150%, 03/01/2037	123,144	0.1
150,000		Amazon.com, Inc., 3.875%, 08/22/2037	146,100	0.1
425,000		AT&T, Inc., 3.000%, 06/30/2022	414,801	0.2
450,000		AT&T, Inc., 3.600%, 02/17/2023	448,110	0.2
325,000		AT&T, Inc., 3.800%, 03/15/2022	326,646	0.2
525,000		AT&T, Inc., 4.250%, 03/01/2027	515,095	0.3
175,000		AT&T, Inc., 5.150%, 03/15/2042	164,196	0.1
200,000		British Telecommunications PLC, 5.125%, 12/04/2028	201,626	0.1
500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	499,567	0.3
350,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	353,621	0.2
300,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.500%, 02/01/2024	299,861	0.2
350,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	348,350	0.2
50,000		Comcast Corp., 3.150%, 02/15/2028	47,043	0.0
60,000		Comcast Corp., 3.300%, 02/01/2027	57,274	0.0
675,000		Comcast Corp., 3.700%, 04/15/2024	679,551	0.3
575,000		Comcast Corp., 4.150%, 10/15/2028	584,918	0.3
375,000		Comcast Corp., 4.250%, 10/15/2030	380,026	0.2
200,000		Expedia Group, Inc., 3.800%, 02/15/2028	182,115	0.1
293,000		NBCUniversal Media, LLC, 4.450%, 01/15/2043	283,409	0.1
230,000		Nokia OYJ, 4.375%, 06/12/2027	214,475	0.1
200,000		Sprint Corp., 7.625%, 03/01/2026	198,000	0.1
175,000		Sprint Corp., 7.875%, 09/15/2023	180,031	0.1
175,000		Telefonica Emisiones SAU, 4.570%, 04/27/2023	179,919	0.1
350,000		Telefonica Emisiones SAU, 5.462%, 02/16/2021	362,891	0.2
275,000		Time Warner Cable LLC, 4.125%, 02/15/2021	276,338	0.1
50,000		Time Warner Cable LLC, 5.875%, 11/15/2040	47,320	0.0
25,000		Verizon Communications, Inc., 4.125%, 08/15/2046	22,174	0.0
1,191,000		Verizon Communications, Inc., 4.329%, 09/21/2028	1,198,991	0.6
392,000		Verizon Communications, Inc., 5.012%, 04/15/2049	392,643	0.2

See Accompanying Notes to Financial Statements

1

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

150,000		Verizon Communications, Inc., 5.250%, 03/16/2037	156,875	0.1
600,000		Vodafone Group PLC, 3.750%, 01/16/2024	592,010	0.3
350,000	(1)	Wind Tre SpA, 5.000%, 01/20/2026	290,066	0.1
			10,732,001	5.5

		Consumer, Cyclical: 0.7%
200,000		Dollar Tree, Inc., 4.000%, 05/15/2025	192,621	0.1
250,000		Home Depot, Inc./The, 3.900%, 12/06/2028	256,534	0.1
300,000		MGM Resorts International, 6.625%, 12/15/2021	308,250	0.2
350,000		Starbucks Corp., 3.800%, 08/15/2025	346,780	0.2
150,000		Walmart, Inc., 4.050%, 06/29/2048	150,067	0.1
			1,254,252	0.7

		Consumer, Non-cyclical: 5.4%
425,000		AbbVie, Inc., 3.375%, 11/14/2021	425,021	0.2
300,000		AbbVie, Inc., 3.750%, 11/14/2023	298,793	0.2
150,000		Aetna, Inc., 2.800%, 06/15/2023	142,790	0.1
150,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	140,078	0.1
250,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	232,646	0.1
800,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	767,146	0.4
100,000		Anheuser-Busch InBev Worldwide, Inc., 4.600%, 04/15/2048	90,114	0.0
200,000	(1)	Bacardi Ltd., 5.300%, 05/15/2048	181,416	0.1
320,000		BAT Capital Corp., 3.222%, 08/15/2024	295,079	0.2
200,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	202,500	0.1
350,000	(1)	Bayer US Finance II LLC, 3.875%, 12/15/2023	344,010	0.2
525,000	(1)	Bayer US Finance II LLC, 4.250%, 12/15/2025	511,959	0.3
500,000	(1)	Bayer US Finance II LLC, 4.375%, 12/15/2028	478,620	0.2
525,000		Becton Dickinson and Co., 2.894%, 06/06/2022	508,858	0.3
100,000		Becton Dickinson and Co., 3.363%, 06/06/2024	96,158	0.0
475,000		Becton Dickinson and Co., 3.678%, (US0003M + 0.875%), 12/29/2020	470,360	0.2
75,000		Becton Dickinson and Co., 4.669%, 06/06/2047	70,907	0.0
225,000		Becton Dickinson and Co., 4.685%, 12/15/2044	211,631	0.1
900,000	(1)	Cigna Corp., 3.750%, 07/15/2023	897,874	0.5
200,000		Conagra Brands, Inc., 5.400%, 11/01/2048	185,078	0.1
400,000		Constellation Brands, Inc., 3.209%, (US0003M + 0.700%), 11/15/2021	395,370	0.2
150,000		Constellation Brands, Inc., 4.400%, 11/15/2025	150,581	0.1
800,000		CVS Health Corp., 3.375%, 08/12/2024	776,774	0.4
275,000		CVS Health Corp., 3.500%, 07/20/2022	273,325	0.1
100,000		CVS Health Corp., 3.875%, 07/20/2025	97,633	0.0
225,000		CVS Health Corp., 4.780%, 03/25/2038	216,509	0.1
100,000		CVS Health Corp., 5.050%, 03/25/2048	97,757	0.1
75,000		CVS Health Corp., 5.125%, 07/20/2045	73,359	0.0
550,000		DaVita, Inc., 5.125%, 07/15/2024	517,000	0.3
300,000	(1)	Elanco Animal Health, Inc., 3.912%, 08/27/2021	302,043	0.2
100,000	(1)	Elanco Animal Health, Inc., 4.272%, 08/28/2023	100,014	0.1
350,000	(1)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	338,187	0.2
275,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	274,138	0.1
225,000		Reynolds American, Inc., 4.450%, 06/12/2025	217,346	0.1
100,000		Thermo Fisher Scientific, Inc., 3.000%, 04/15/2023	97,380	0.0
			10,478,454	5.4

		Energy: 4.9%
100,000		Anadarko Petroleum Corp., 5.550%, 03/15/2026	104,932	0.1
250,000		BP Capital Markets America, Inc., 4.234%, 11/06/2028	257,653	0.1
275,000		Canadian Natural Resources Ltd.., 3.850%, 06/01/2027	260,015	0.1
225,000		Cenovus Energy, Inc., 4.250%, 04/15/2027	205,394	0.1
200,000		Concho Resources, Inc., 4.300%, 08/15/2028	196,141	0.1

See Accompanying Notes to Financial Statements

2

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	50,000		Continental Resources, Inc./OK, 4.375%, 01/15/2028	47,151	0.0
	850,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	837,307	0.4
	180,000		Devon Energy Corp., 4.750%, 05/15/2042	156,377	0.1
	82,000		Devon Energy Corp., 5.600%, 07/15/2041	78,081	0.0
	97,000		Devon Energy Corp., 5.850%, 12/15/2025	103,069	0.1
	425,000		Diamondback Energy, Inc., 4.750%, 11/01/2024	412,250	0.2
	300,000		Energy Transfer Operating L.P., 4.200%, 09/15/2023	295,955	0.2
	125,000		Energy Transfer Operating L.P., 4.650%, 06/01/2021	127,241	0.1
	150,000		Energy Transfer Operating L.P., 5.300%, 04/15/2047	132,817	0.1
	100,000		Energy Transfer Operating L.P., 6.000%, 06/15/2048	97,829	0.0
	300,000		Energy Transfer L.P., 5.500%, 06/01/2027	293,250	0.2
	75,000		Energy Transfer Operating L.P., 4.950%, 06/15/2028	73,666	0.0
	675,000		EQM Midstream Partners L.P., 4.750%, 07/15/2023	672,516	0.3
	275,000		Kinder Morgan Energy Partners L.P., 3.500%, 09/01/2023	269,248	0.1
	250,000		Marathon Oil Corp., 4.400%, 07/15/2027	238,096	0.1
	125,000	(1)	Marathon Petroleum Corp., 3.800%, 04/01/2028	117,600	0.1
	175,000		MPLX L.P., 4.500%, 04/15/2038	153,472	0.1
	100,000		MPLX L.P., 4.700%, 04/15/2048	87,082	0.0
	100,000		MPLX L.P., 4.800%, 02/15/2029	100,014	0.1
	250,000		MPLX L.P., 5.500%, 02/15/2049	244,370	0.1
	225,000		Newfield Exploration Co., 5.625%, 07/01/2024	228,375	0.1
	50,000		ONEOK, Inc., 4.550%, 07/15/2028	49,639	0.0
	1,840,000	(2)	Petroleos de Venezuela SA, 0.000%, 10/28/2022	218,960	0.1
EUR	220,000		Petroleos Mexicanos, 5.125%, 03/15/2023	261,306	0.1
	100,000		Petroleos Mexicanos, 6.500%, 03/13/2027	94,250	0.0
	350,000		Phillips 66, 3.900%, 03/15/2028	338,943	0.2
	100,000		Pioneer Natural Resources Co., 3.950%, 07/15/2022	100,369	0.1
	200,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/2022	196,492	0.1
	100,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.850%, 10/15/2023	97,939	0.1
	425,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/2026	410,245	0.2
	250,000		Reliance Industries Ltd., 4.125%, 01/28/2025	244,699	0.1
	200,000		Sabine Pass Liquefaction LLC, 5.625%, 04/15/2023	210,895	0.1
	325,000		Sabine Pass Liquefaction LLC, 5.625%, 03/01/2025	338,055	0.2
	100,000		Sabine Pass Liquefaction LLC, 6.250%, 03/15/2022	105,215	0.1
	225,000		Sunoco Logistics Partners Operations L.P., 5.400%, 10/01/2047	202,508	0.1
	175,000		Valero Energy Corp., 4.350%, 06/01/2028	173,801	0.1
	580,000		Williams Partners L.P., 3.600%, 03/15/2022	569,859	0.3
	200,000		Williams Partners L.P., 3.900%, 01/15/2025	194,651	0.1
				9,597,727	4.9

			Financial: 14.8%
	275,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.300%, 01/23/2023	261,675	0.1
	450,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 07/01/2022	451,903	0.2
	525,000	(1)	AIB Group PLC, 4.750%, 10/12/2023	520,321	0.3
	400,000		American International Group, Inc., 3.900%, 04/01/2026	385,968	0.2
	175,000		American International Group, Inc., 4.200%, 04/01/2028	169,262	0.1
	375,000		American Campus Communities Operating Partnership L.P., 3.750%, 04/15/2023	372,635	0.2
	200,000		American Tower Corp., 3.400%, 02/15/2019	200,119	0.1
	200,000		Banco Santander SA, 4.250%, 04/11/2027	187,280	0.1
	200,000		Banco Santander SA, 4.379%, 04/12/2028	187,203	0.1
	675,000		Bank of America Corp., 3.248%, 10/21/2027	624,908	0.3
	193,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	180,603	0.1
	475,000	(3)	Bank of America Corp., 3.864%, 07/23/2024	474,133	0.2

See Accompanying Notes to Financial Statements

3

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

75,000		Bank of America Corp., 4.183%, 11/25/2027	72,261	0.0
217,000		Bank of America Corp., 4.000%, 04/01/2024	218,341	0.1
275,000	(3)	Bank of America Corp., 4.271%, 07/23/2029	274,195	0.1
250,000		Bank of America Corp., 4.450%, 03/03/2026	247,731	0.1
100,000		Bank of America Corp., 6.110%, 01/29/2037	110,323	0.1
500,000	(3)	Barclays PLC, 4.610%, 02/15/2023	496,116	0.3
200,000	(3)	Barclays PLC, 6.625%, 12/31/2199	195,625	0.1
375,000	(1)	BNP Paribas SA, 3.375%, 01/09/2025	353,525	0.2
550,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	533,711	0.3
425,000	(1)	BPCE SA, 4.000%, 09/12/2023	418,584	0.2
250,000	(1)	BPCE SA, 4.625%, 09/12/2028	247,101	0.1
550,000		CIT Group, Inc., 5.250%, 03/07/2025	539,000	0.3
575,000		Citibank NA, 3.050%, 05/01/2020	574,300	0.3
525,000		Citigroup, Inc., 3.400%, 05/01/2026	494,861	0.3
250,000		Citigroup, Inc., 4.125%, 07/25/2028	235,027	0.1
225,000		Citigroup, Inc., 4.600%, 03/09/2026	222,503	0.1
300,000		Cooperatieve Rabobank UA/NY, 2.938%, (US0003M + 0.430%), 04/26/2021	298,597	0.2
375,000		Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	373,738	0.2
200,000		Credit Agricole SA, 4.375%, 03/17/2025	193,894	0.1
200,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	209,127	0.1
250,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	241,582	0.1
250,000		Credit Suisse Group Funding Guernsey Ltd., 4.550%, 04/17/2026	248,021	0.1
425,000		Crown Castle International Corp., 3.150%, 07/15/2023	408,946	0.2
50,000		Crown Castle International Corp., 3.650%, 09/01/2027	46,463	0.0
100,000		Deutsche Bank AG/London, 2.500%, 02/13/2019	99,813	0.0
525,000		Deutsche Bank AG/New York NY, 2.700%, 07/13/2020	510,741	0.3
125,000	(1)	Great-West Lifeco Finance 2018 L.P., 4.047%, 05/17/2028	127,367	0.1
450,000	(3)	HSBC Holdings PLC, 3.262%, 03/13/2023	440,574	0.2
200,000		HSBC Holdings PLC, 3.640%, (US0003M + 1.000%), 05/18/2024	194,908	0.1
325,000		Huntington Bancshares, Inc./OH, 4.000%, 05/15/2025	327,172	0.2
525,000		JPMorgan Chase & Co., 2.950%, 10/01/2026	485,606	0.2
375,000		JPMorgan Chase & Co., 2.972%, 01/15/2023	365,803	0.2
525,000	(3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	497,817	0.3
400,000	(3)	JPMorgan Chase & Co., 3.782%, 02/01/2028	388,898	0.2
975,000	(3)	JPMorgan Chase & Co., 4.023%, 12/05/2024	983,893	0.5
200,000		Kaisa Group Holdings Ltd., 8.500%, 06/30/2022	147,295	0.1
175,000		Kilroy Realty L.P., 4.750%, 12/15/2028	178,689	0.1
4,270,000		Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/2019	4,240,100	2.2
50,000		MetLife, Inc., 4.050%, 03/01/2045	46,456	0.0
202,000		Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/2021	200,026	0.1
800,000		Morgan Stanley, 3.700%, 10/23/2024	787,261	0.4
275,000	(3)	Morgan Stanley, 3.737%, 04/24/2024	273,168	0.1
1,000,000		Morgan Stanley, 3.887%, (US0003M + 1.400%), 10/24/2023	995,785	0.5
25,000		Morgan Stanley, 4.000%, 07/23/2025	24,696	0.0
200,000	(1)	Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/2047	181,832	0.1
175,000	(1)	Nuveen LLC, 4.000%, 11/01/2028	180,652	0.1
200,000		Prudential Financial, Inc., 3.878%, 03/27/2028	201,488	0.1
350,000		Royal Bank of Canada, 2.910%, (US0003M + 0.390%), 04/30/2021	347,182	0.2
325,000		Royal Bank of Canada, 3.200%, 04/30/2021	325,063	0.2
225,000	(3)	Royal Bank of Scotland Group PLC, 3.498%, 05/15/2023	216,523	0.1
525,000	(3)	Royal Bank of Scotland Group PLC, 4.519%, 06/25/2024	515,630	0.3
450,000		Santander Holdings USA, Inc., 2.650%, 04/17/2020	444,256	0.2
475,000	(1),(3)	Standard Chartered PLC, 4.247%, 01/20/2023	470,930	0.2
250,000	(1)	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/2024	251,917	0.1

See Accompanying Notes to Financial Statements

4

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

500,000	(3)	SunTrust Bank/Atlanta GA, 2.590%, 01/29/2021	495,236	0.3
425,000		TD Ameritrade Holding Corp., 2.950%, 04/01/2022	420,615	0.2
100,000	(1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	104,058	0.1
225,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/2021	223,325	0.1
300,000		VEREIT Operating Partnership L.P., 3.000%, 02/06/2019	299,827	0.2
250,000		VEREIT Operating Partnership L.P., 4.125%, 06/01/2021	252,421	0.1
300,000		VEREIT Operating Partnership L.P., 4.625%, 11/01/2025	301,121	0.2
750,000		Wells Fargo & Co., 3.000%, 10/23/2026	695,378	0.4
150,000	(3)	Westpac Banking Corp., 4.322%, 11/23/2031	141,937	0.1
100,000		XLIT Ltd., 4.450%, 03/31/2025	99,553	0.0
			28,754,594	14.8

		Industrial: 1.7%
200,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	200,250	0.1
300,000	(1)	Bombardier, Inc., 7.750%, 03/15/2020	305,625	0.2
200,000		Mexico City Airport Trust, 5.500%, 07/31/2047	176,750	0.1
425,000		Northrop Grumman Corp., 2.930%, 01/15/2025	403,999	0.2
650,000		Northrop Grumman Corp., 3.250%, 01/15/2028	608,900	0.3
75,000		Northrop Grumman Corp., 4.750%, 06/01/2043	76,191	0.0
300,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/2022	296,853	0.1
300,000		Roper Technologies, Inc., 4.200%, 09/15/2028	297,782	0.2
375,000	(1)	Sealed Air Corp., 5.250%, 04/01/2023	377,813	0.2
200,000		United Technologies Corp., 3.950%, 08/16/2025	198,827	0.1
150,000		United Technologies Corp., 3.279%, (US0003M + 0.650%), 08/16/2021	149,492	0.1
125,000		United Technologies Corp., 3.350%, 08/16/2021	124,734	0.1
			3,217,216	1.7

		Technology: 2.3%
725,000		Apple, Inc., 2.450%, 08/04/2026	671,111	0.3
350,000		Apple, Inc., 2.750%, 01/13/2025	337,914	0.2
125,000		Apple, Inc., 4.650%, 02/23/2046	133,233	0.1
175,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%, 01/15/2023	163,006	0.1
125,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 01/15/2025	113,045	0.1
450,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, 01/15/2022	433,057	0.2
400,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/2024	378,843	0.2
475,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	483,809	0.2
150,000		Fiserv, Inc., 3.800%, 10/01/2023	151,085	0.1
225,000		Fiserv, Inc., 4.200%, 10/01/2028	225,134	0.1
200,000		Hewlett Packard Enterprise Co., 4.900%, 10/15/2025	202,696	0.1
225,000	(1)	Microchip Technology, Inc., 3.922%, 06/01/2021	223,316	0.1
400,000		Microsoft Corp., 3.125%, 11/03/2025	396,169	0.2
400,000	(1)	NXP BV / NXP Funding LLC, 3.875%, 09/01/2022	385,000	0.2
225,000		Oracle Corp., 4.000%, 07/15/2046	210,756	0.1
			4,508,174	2.3

		Utilities: 1.3%
125,000	(1)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	125,889	0.1
50,000	(1)	Alliant Energy Finance LLC, 4.250%, 06/15/2028	49,759	0.0
175,000		Berkshire Hathaway Energy Co., 3.250%, 04/15/2028	166,773	0.1
175,000		Duke Energy Carolinas LLC, 3.950%, 03/15/2048	168,200	0.1
425,000		Duke Energy Corp., 3.150%, 08/15/2027	398,357	0.2
175,000		Florida Power & Light Co., 3.950%, 03/01/2048	171,610	0.1

See Accompanying Notes to Financial Statements

5

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	225,000	(1)	NiSource, Inc., 3.650%, 06/15/2023	225,593	0.1
	75,000		Pacific Gas & Electric Co., 4.000%, 12/01/2046	57,063	0.0
	150,000	(1)	Pacific Gas & Electric Co., 4.250%, 08/01/2023	139,727	0.1
	400,000		Sempra Energy, 2.936%, (US0003M + 0.500%), 01/15/2021	393,398	0.2
	300,000		Southern California Edison Co., 3.700%, 08/01/2025	299,646	0.1
	380,000		Southern Co/The, 3.250%, 07/01/2026	356,732	0.2
				2,552,747	1.3

		Total Corporate Bonds/Notes
		(Cost $76,625,557)		74,513,331	38.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.1%
	234,480		CHL Mortgage Pass-Through Trust 2005-25 A12, 5.500%, 11/25/2035	203,450	0.1
	262,941	(4)	Fannie Mae REMIC Trust 2011-124 SC, 4.044%, (-1.000*US0001M + 6.550%), 12/25/2041	43,375	0.0
	257,353	(4)	Fannie Mae REMIC Trust 2013-131 SA, 3.594%, (-1.000*US0001M + 6.100%), 12/25/2043	35,321	0.0
	783,595	(4)	Freddie Mac 4583 ST, 3.545%, (-1.000*US0001M + 6.000%), 05/15/2046	125,020	0.1
	439,081	(4)	Freddie Mac REMIC Trust 4320 SD, 3.645%, (-1.000*US0001M + 6.100%), 07/15/2039	60,234	0.0
	288,656	(4)	Freddie Mac Strips Series 304 C45, 3.000%, 12/15/2027	23,224	0.0
	350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 7.156%, (US0001M + 4.650%), 10/25/2028	393,931	0.2
	1,053,423	(4)	Ginnie Mae 2015-111 IM, 4.000%, 08/20/2045	178,090	0.1
	447,614	(4)	Ginnie Mae 2015-119 SN, 3.780%, (-1.000*US0001M + 6.250%), 08/20/2045	66,262	0.0
	411,753	(4)	Ginnie Mae 2016-138 GI, 4.000%, 10/20/2046	68,804	0.1
	315,711	(4)	Ginnie Mae Series 2010-20 SE, 3.780%, (-1.000*US0001M + 6.250%), 02/20/2040	48,920	0.0
	69,445	(4)	Ginnie Mae Series 2013-134 DS, 3.630%, (-1.000*US0001M + 6.100%), 09/20/2043	10,211	0.0
	201,940	(4)	Ginnie Mae Series 2013-152 SG, 3.680%, (-1.000*US0001M + 6.150%), 06/20/2043	29,229	0.0
	458,762	(4)	Ginnie Mae Series 2013-181 SA, 3.630%, (-1.000*US0001M + 6.100%), 11/20/2043	68,658	0.0
	465,560	(4)	Ginnie Mae Series 2013-183 NI, 4.500%, 10/20/2042	53,856	0.0
	665,559	(4)	Ginnie Mae Series 2014-132 SL, 3.630%, (-1.000*US0001M + 6.100%), 10/20/2043	79,986	0.1
	331,608	(4)	Ginnie Mae Series 2014-133 BS, 3.130%, (-1.000*US0001M + 5.600%), 09/20/2044	41,265	0.0
	708,275	(4)	Ginnie Mae Series 2015-110 MS, 3.240%, (-1.000*US0001M + 5.710%), 08/20/2045	85,175	0.1
	211,719	(4)	Ginnie Mae Series 2015-159 HS, 3.730%, (-1.000*US0001M + 6.200%), 11/20/2045	30,558	0.0
	903,964	(4)	Ginnie Mae Series 2015-95 GI, 4.500%, 07/16/2045	195,561	0.1
	455,551	(4)	Ginnie Mae Series 2016-27 IA, 4.000%, 06/20/2045	69,060	0.1
	495,458	(4)	Ginnie Mae Series 2016-4 SM, 3.180%, (-1.000*US0001M + 5.650%), 01/20/2046	64,769	0.0
GBP	323,293		Harben Finance 2017-1X A Plc, 1.689%, (BP0003M + 0.800%), 08/20/2056	411,726	0.2
GBP	621,210		London Wall Mortgage Capital PLC 2017-FL1 A, 1.737%, (BP0003M + 0.850%), 11/15/2049	785,641	0.4
EUR	370,607	(1),(5)	Magnolia Finance XI DAC, 2.750%, (EUR003M + 2.750%), 04/20/2020	423,987	0.2
GBP	133,222		Ripon Mortgages PLC 1X A1, 1.689%, (BP0003M + 0.800%), 08/20/2056	168,994	0.1
GBP	1,149,042		Ripon Mortgages PLC 1X A2, 1.689%, (BP0003M + 0.800%), 08/20/2056	1,457,571	0.8
	250,000	(1)	Station Place Securitization Trust 2015-2 A, 2.990%, (US0001M + 1.050%), 07/15/2019	250,000	0.1

See Accompanying Notes to Financial Statements

6

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

573,415		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 3.157%, (12MTA + 1.000%), 08/25/2046	537,404	0.3

	Total Collateralized Mortgage Obligations
	(Cost $6,219,567)		6,010,282	3.1

MUNICIPAL BONDS: 1.2%
		California: 0.5%
350,000		Bay Area Toll Authority, 7.043%, 04/01/2050	498,739	0.2
400,000		East Bay Municipal Utility District Water System Revenue, 5.874%, 06/01/2040	515,836	0.3
			1,014,575	0.5

		Illinois: 0.3%
465,000		State of Illinois, 5.100%, 06/01/2033	444,066	0.2
55,000		State of Illinois, 6.630%, 02/01/2035	58,570	0.0
120,000		State of Illinois, 7.350%, 07/01/2035	133,202	0.1
			635,838	0.3

		Minnesota: 0.1%
141,192		Northstar Education Finance, Inc., 1.414%, (US0003M + 0.100%), 04/28/2030	140,634	0.1

		Puerto Rico: 0.3%
10,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 4.850%, 08/01/2036	7,588	0.0
5,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.000%, 08/01/2021	3,888	0.0
35,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.000%, 08/01/2040	27,213	0.0
90,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.000%, 08/01/2043	41,962	0.1
20,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.000%, 08/01/2046	15,550	0.0
50,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.250%, 08/01/2040	38,875	0.0
25,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.375%, 08/01/2038	11,656	0.0
75,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.500%, 08/01/2037	34,969	0.0
40,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.750%, 08/01/2037	18,650	0.0
5,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.750%, 08/01/2057	3,887	0.0
15,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.050%, 08/01/2036	11,400	0.0
20,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.050%, 08/01/2037	15,200	0.0
10,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.050%, 08/01/2039	7,600	0.0
5,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.130%, 08/01/2028	3,800	0.0
5,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.130%, 08/01/2029	3,800	0.0
20,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.130%, 08/01/2030	15,200	0.0
40,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.130%, 08/01/2037	30,400	0.0
35,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.130%, 08/01/2038	26,600	0.0
65,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.000%, 08/01/2031	49,400	0.1
15,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.000%, 08/01/2032	11,400	0.0
40,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.000%, 08/01/2038	30,400	0.0
150,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.000%, 08/01/2039	69,937	0.1
35,000	(2)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.750%, 08/01/2032	16,319	0.0
			495,694	0.3

	Total Municipal Bonds
	(Cost $2,184,215)		2,286,741	1.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 37.6%
		Federal Home Loan Bank: 1.1%
900,000		2.625%, 09/12/2025	886,256	0.4

See Accompanying Notes to Financial Statements

7

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

1,300,000		2.875%, 06/13/2025	1,298,111	0.7
			2,184,367	1.1

		Federal Home Loan Mortgage Corporation: 1.1%(6)
77,385		4.000%, 02/01/2041	79,658	0.0
41,778		4.000%, 02/01/2041	42,909	0.0
1,963,457		4.500%, 08/01/2048	2,060,220	1.1
			2,182,787	1.1

		Federal National Mortgage Association: 17.9%(6)
1,400,000		1.875%, 09/24/2026	1,304,745	0.7
127,249		4.000%, 03/01/2046	129,923	0.1
112,299		4.000%, 03/01/2046	114,676	0.1
165,962		4.000%, 06/01/2046	169,440	0.1
40,436		4.000%, 08/01/2046	41,281	0.0
220,227		4.000%, 10/01/2046	224,820	0.1
47,833		4.000%, 10/01/2046	48,829	0.0
590,505		4.000%, 01/01/2048	606,226	0.3
822,515		4.000%, 02/01/2048	843,323	0.4
369,996		4.000%, 02/01/2048	379,862	0.2
1,101,669		4.000%, 03/01/2048	1,129,586	0.6
972,456		4.000%, 06/01/2048	998,440	0.5
966,597		4.000%, 06/01/2048	993,028	0.5
985,160		4.000%, 07/01/2048	1,010,210	0.5
23,000,000	(7)	4.500%, 01/25/2039	23,831,383	12.3
612,565		4.500%, 04/01/2045	645,444	0.3
68,105		4.500%, 05/01/2045	71,634	0.0
190,437		4.500%, 02/01/2046	197,552	0.1
417,300		4.500%, 07/01/2047	435,112	0.2
362,581		4.500%, 07/01/2047	378,050	0.2
177,555		4.500%, 11/01/2047	185,142	0.1
1,000,000	(7)	5.000%, 01/13/2040	1,047,943	0.6
			34,786,649	17.9

		Government National Mortgage Association: 17.5%
2,336,870		4.000%, 10/20/2043	2,412,084	1.2
362,529		4.000%, 07/20/2045	373,231	0.2
268,764		4.000%, 08/20/2045	276,742	0.2
11,424		4.000%, 10/20/2045	11,747	0.0
951,148		4.500%, 02/20/2048	987,487	0.5
1,000,100		4.500%, 04/20/2048	1,036,202	0.5
1,999,999		4.500%, 06/20/2048	2,072,564	1.1
10,871,434		4.500%, 07/20/2048	11,262,725	5.8
5,978,369		4.500%, 08/20/2048	6,193,547	3.2
3,984,541		4.500%, 10/20/2048	4,127,626	2.1
1,996,072		4.500%, 11/20/2048	2,068,318	1.1
3,000,000	(7)	5.000%, 01/01/2049	3,121,467	1.6
			33,943,740	17.5

	Total U.S. Government Agency Obligations
	(Cost $73,090,037)		73,097,543	37.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.7%
800,000	(1)	Exantas Capital Corp. 2018-RSO6 A Ltd., 3.285%, (US0001M + 0.830%), 06/15/2035	786,102	0.4
583,165	(1)	TPG Real Estate Finance 2018-FL-1 A Issuer Ltd., 3.205%, (US0001M + 0.750%), 02/15/2035	575,549	0.3

	Total Commercial Mortgage-Backed Securities
	(Cost $1,383,165)		1,361,651	0.7

U.S. TREASURY OBLIGATIONS: 5.5%
		Treasury Inflation Indexed Protected Securities: 2.5%
4,926,382		0.750%, 07/15/2028	4,825,865	2.5

		U.S. Treasury Notes: 0.6%
1,200,000		2.875%, 08/15/2028	1,219,645	0.6

		U.S. Treasury STRIP: 2.4%
1,930,000	(4),(8),(9)	2.940%, 02/15/2036	1,174,838	0.6
700,000	(4),(8),(9)	2.960%, 08/15/2036	418,476	0.2
2,930,000	(4)	3.040%, 02/15/2040	1,554,750	0.8
1,470,000	(4)	3.060%, 11/15/2040	760,841	0.4
1,470,000	(4)	3.090%, 08/15/2041	738,832	0.4
			4,647,737	2.4

	Total U.S. Treasury Obligations
	(Cost $10,806,251)		10,693,247	5.5

ASSET-BACKED SECURITIES: 16.5%
		Other Asset-Backed Securities: 9.1%
1,000,000	(1)	Catamaran CLO 2013-1A AR Ltd., 3.359%, (US0003M + 0.850%), 01/27/2028	984,080	0.5
2,250,000	(1)	CBAM 2018-5A A Ltd., 3.469%, (US0003M + 1.020%), 04/17/2031	2,223,153	1.1
1,300,000	(1)	Crown Point CLO III Ltd. 2015-3A A1AR, 3.346%, (US0003M + 0.910%), 12/31/2027	1,284,328	0.7
876,244	(1)	Cutwater 2014-1A A1AR, 3.686%, (US0003M + 1.250%), 07/15/2026	875,433	0.5
800,000	(1)	KREF 2018-FL1 A Ltd., 3.402%, (US0001M + 1.100%), 06/15/2036	787,635	0.4
1,600,000	(1)	Madison Park Funding XXX Ltd. 2018-30A A, 3.186%, (US0003M + 0.750%), 04/15/2029	1,560,402	0.8
1,050,000	(1)	OCP CLO 2015-9A A1R Ltd., 3.236%, (US0003M + 0.800%), 07/15/2027	1,040,769	0.5
2,000,000	(1)	OFSI Fund VII Ltd. 2014-7A AR, 3.345%, (US0003M + 0.900%), 10/18/2026	1,987,300	1.0
600,000	(1)	Orec 2018-CRE1 A Ltd., 3.487%, (US0001M + 1.180%), 06/15/2036	591,731	0.3
349,995	(1)	Ready Capital Mortgage Financing 2018-FL2 A LLC, 3.356%, (US0001M + 0.850%), 06/25/2035	347,624	0.2

See Accompanying Notes to Financial Statements

8

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	2,150,000	(1)	Saranac CLO Ltd 2014-2A A1AR, 3.875%, (US0003M + 1.230%), 11/20/2029	2,125,144	1.1
	1,000,000		Soundview Home Loan Trust 2005-2 M6, 3.586%, (US0001M + 1.080%), 07/25/2035	1,011,163	0.5
	975,000	(1)	TPG Real Estate Finance 2018-FL2 A Issuer Ltd., 3.585%, (US0001M + 1.130%), 11/15/2037	964,335	0.5
	709,281	(1)	Trinitas CLO II Ltd. 2014-2A A1R, 3.616%, (US0003M + 1.180%), 07/15/2026	706,329	0.4
	1,110,000	(1)	Tryon Park CLO Ltd. 2013-1A A1SR, 3.326%, (US0003M + 0.890%), 04/15/2029	1,090,181	0.6
				17,579,607	9.1

			Student Loan Asset-Backed Securities: 7.4%
	1,019,865	(1)	Academic Loan Funding Trust 2012-1A A2, 3.606%, (US0001M + 1.100%), 12/27/2044	1,025,892	0.5
	144,590	(1)	Bank of America Student Loan Trust 2010-1A A, 3.290%, (US0003M + 0.800%), 02/25/2043	145,322	0.1
	690,747	(1)	ECMC Group Student Loan Trust 2016-1, 3.856%, (US0001M + 1.350%), 07/26/2066	701,275	0.3
	489,931	(1)	Edsouth Indenture No 9 LLC 2015-1 A, 3.306%, (US0001M + 0.800%), 10/25/2056	490,415	0.2
	1,100,000	(1)	EFS Volunteer No 2 LLC 2012-1 A2, 3.856%, (US0001M + 1.350%), 03/25/2036	1,121,046	0.6
	650,000	(1)	EFS Volunteer No 3 LLC 2012-1 A3, 3.506%, (US0001M + 1.000%), 04/25/2033	653,930	0.3
	600,000		Montana Higher Education Student Assistance Corp. 2012-1 A3, 3.520%, (US0001M + 1.050%), 07/20/2043	601,850	0.3
	1,472,057	(1)	Navient Student Loan Trust 2016-5A A, 3.756%, (US0001M + 1.250%), 06/25/2065	1,484,797	0.8
	715,148	(1)	Navient Student Loan Trust 2016-7 A, 3.656%, (US0001M + 1.150%), 03/25/2066	718,429	0.4
	1,100,000	(1)	Nelnet Student Loan Trust 2006-2 A7, 3.070%, (US0003M + 0.580%), 01/26/2037	1,084,906	0.5
	726,774	(1)	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 3.656%, (US0001M + 1.150%), 09/25/2065	736,031	0.4
	240,075	(1)	Scholar Funding Trust 2010-A A, 3.259%, (US0003M + 0.750%), 10/28/2041	237,341	0.1
	548,595	(1)	SLM Student Loan Trust 2003-1 A5A, 2.898%, (US0003M + 0.110%), 12/15/2032	525,273	0.3
	713,709	(1)	SLM Student Loan Trust 2003-7A A5A, 3.988%, (US0003M + 1.200%), 12/15/2033	718,476	0.4
	494,301		SLM Student Loan Trust 2005-4 A3, 2.610%, (US0003M + 0.120%), 01/25/2027	492,065	0.2
	242,343		SLM Student Loan Trust 2007-1 A5, 2.580%, (US0003M + 0.090%), 01/26/2026	241,610	0.1
	750,000		SLM Student Loan Trust 2007-2 A4, 2.550%, (US0003M + 0.060%), 07/25/2022	729,907	0.4
	364,730		SLM Student Loan Trust 2007-7 A4, 2.820%, (US0003M + 0.330%), 01/25/2022	358,394	0.2
	132,421		SLM Student Loan Trust 2008-2 A3, 3.240%, (US0003M + 0.750%), 04/25/2023	131,313	0.1
	364,776		SLM Student Loan Trust 2008-4 A4, 4.140%, (US0003M + 1.650%), 07/25/2022	369,603	0.2
	999,963		SLM Student Loan Trust 2008-5 A4, 4.190%, (US0003M + 1.700%), 07/25/2023	1,016,732	0.5
	517,786		SLM Student Loan Trust 2008-6 A4, 3.590%, (US0003M + 1.100%), 07/25/2023	522,039	0.3
	349,384		SLM Student Loan Trust 2008-8 A4, 3.990%, (US0003M + 1.500%), 04/25/2023	355,778	0.2
				14,462,424	7.4

		Total Asset-Backed Securities
		(Cost $32,022,821)		32,042,031	16.5

FOREIGN GOVERNMENT BONDS: 2.3%
EUR	10,000	(3)	Argentine Republic Government International Bond, 2.260%, 12/31/2038	6,341	0.0

See Accompanying Notes to Financial Statements

9

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	130,000	(3) Argentine Republic Government International Bond, 2.500%, 12/31/2038	71,729	0.1
EUR	160,000	Argentine Republic Government International Bond, 3.375%, 01/15/2023	145,112	0.1
EUR	190,000	Argentine Republic Government International Bond, 5.250%, 01/15/2028	156,869	0.1
	370,000	Argentine Republic Government International Bond, 6.875%, 01/11/2048	259,462	0.1
	200,000	Ecuador Government International Bond, 9.625%, 06/02/2027	181,750	0.1
	1,375,000	Israel Government AID Bond, 5.500%, 09/18/2023	1,546,767	0.8
	1,039,000	Israel Government AID Bond, 5.500%, 12/04/2023	1,169,560	0.6
MXN	811,700	Mexican Bonos, 6.500%, 06/10/2021	39,465	0.0
MXN	2,257,000	Mexican Bonos, 6.500%, 06/09/2022	107,899	0.1
MXN	434,700	Mexican Bonos, 7.750%, 11/23/2034	20,083	0.0
MXN	656,800	Mexican Bonos, 8.000%, 12/07/2023	32,645	0.0
MXN	19,100	Mexican Bonos, 8.000%, 11/07/2047	879	0.0
	240,000	(2) Petroleos de Venezuela SA, 5.375%, 04/12/2027	35,400	0.0
ZAR	990,000	Republic of South Africa Government Bond, 6.250%, 03/31/2036	49,186	0.0
ZAR	300,000	Republic of South Africa Government Bond, 6.500%, 02/28/2041	14,559	0.0
ZAR	1,490,000	Republic of South Africa Government Bond, 7.000%, 02/28/2031	85,188	0.1
ZAR	560,000	Republic of South Africa Government Bond, 8.000%, 01/31/2030	35,241	0.0
ZAR	2,647,000	Republic of South Africa Government Bond, 8.250%, 03/31/2032	165,135	0.1
ZAR	590,000	Republic of South Africa Government Bond, 8.750%, 01/31/2044	36,520	0.0
ZAR	530,000	Republic of South Africa Government Bond, 8.875%, 02/28/2035	34,233	0.0
ZAR	60,000	Republic of South Africa Government Bond, 9.000%, 01/31/2040	3,837	0.0
	280,000	Turkey Government International Bond, 5.125%, 02/17/2028	245,990	0.1

		Total Foreign Government Bonds
		(Cost $4,866,003)	4,443,850	2.3

		Total Long-Term Investments
		(Cost $207,197,616)	204,448,676	105.3

SHORT-TERM INVESTMENTS: 10.0%
		Commercial Paper: 1.2%
	629,000	Bell Canada, 2.800%, 01/22/2019	627,944	0.4
	420,000	VW Credit, Inc., 2.700%, 01/07/2019	419,780	0.2
	420,000	VW Credit, Inc., 2.700%, 01/08/2019	419,748	0.2
	750,000	VW Credit, Inc., 3.200%, 03/20/2019	744,886	0.4
			2,212,358	1.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 8.8%
17,156,977	(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
		(Cost $17,156,977)	17,156,977	8.8

	Total Short-Term Investments
	(Cost $19,370,050)		19,369,335	10.0

	Total Investments in Securities (Cost $226,567,666)		$223,818,011	115.3
	Liabilities in Excess of Other Assets		(29,659,410)	(15.3)
	Net Assets		$194,158,601	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Defaulted security
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	Settlement is on a when-issued or delayed-delivery basis.

See Accompanying Notes to Financial Statements

10

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (CONTINUED)

(8)	Separate Trading of Registered Interest and Principal of Securities
(9)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2018.
(10)	Rate shown is the 7-day yield as of December 31, 2018.

EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
ZAR	South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
BP0003M	3-month GBP-LIBOR
EUR003M	3-month EURIBOR
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

11

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Insurance Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 11, 2019